                                                                    EXHIBIT 99.2

March 12, 1996

Moody's Investors Service, Inc.

Standard and Poor's Corporation

Fitch Investors Service, Inc.

Credit Suisse, New York Branch
(Series 1993-F, 1993-G, 1994-K, 1994-L,
1995-O and 1995-P)

Alpine Securitization Corporation
(Series 1995-0 and 1995-P)

The Industrial Bank of Japan, Limited,
Chicago Branch (Series 1994-I, 1994-J, 1995-M and 1995-N)

Swiss Bank Corporation, New York Branch
(Series 1991-D)

Credit Lyonnais, New York Branch
(Series 1992-E and 1993-H)

FCC National Bank,
Seller and Servicer

Norwest Bank Minnesota, National
Association, Trustee on behalf
of the Certificateholders of
the First Chicago Master Trust II

Ladies and Gentlemen:

This letter is written pursuant to Section 3.06(a) of the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented (the "Agreement") between FCC National Bank, Seller and Servicer (the "Servicer"), and Norwest Bank Minnesota, National Association, Trustee on behalf of the Certificateholders of the First Chicago Master Trust II. In connection therewith, we have performed the following agreed-upon procedures enumerated below with respect to the servicing procedures employed by the Servicer relating to Sections 3.01, 3.04, 3.05, 3.09, 12.01 and Article IV of the Agreement and any Supplement, as amended to the date hereof. We have read the definitions of terms relating thereto and such other provisions of the Agreement as we deemed necessary for purposes of this letter. All terms herein are used with the meaning as defined in the Agreement.

FCC National Bank
Norwest Bank Minnesota
Page 2
March 12, 1996


     (a) We, in coordination with First Chicago NBD's Audit Department, compared payment amounts on cardholder remittances to the amounts posted to the cardholder master files, for a sample of payments, including payments on the Accounts, noting that payments were properly applied to cardholder accounts.

     (b) We noted that the Servicer transferred card collections from Finance Charge Receivables (including Interchange as applicable) to the Trust on all applicable dates through review of the statements from the Trustee.

     (c) We received representation from the Servicer that separate servicing procedures for servicing the securitized receivables were not employed through the end of the December 1995 Due Period.

     (d) We confirmed with the fidelity bond insurer that First Chicago NBD Corporation ("the Corporation"), the parent corporation of the Servicer, maintains fidelity bond coverage which insures against losses through wrongdoing of its officers and employees who are involved in the servicing of credit card receivables.

     (e) We computed the base rates for each Series for every applicable month in 1995--for January through March, 1995, for Series 1991-D, 1992-E, 1993-F, 1993-G, 1993-H, 1994-I, 1994-J, 1994-K and 1994-L, for April
         through May, 1995, for Series 1991-D, 1992-E, 1993-F, 1993-G, 1993-H,
         1994-I, 1994-J, 1994-K, 1994-L, 1995-M and 1995-N, for June through
         December, 1995, for Series 1991-D, 1992-E, 1993-F, 1993-G, 1993-H,
         1994-I, 1994-J, 1994-K, 1994-L, 1995-M, 1995-N, 1995-O and 1995-P and
         recomputed the monthly portfolio yield, noting that each month's portfolio yield was above the applicable base rate.

     (f) We received representation from the Servicer that the Servicer maintained its computer files with respect to the pool of accounts in the manner set forth in Section 3.04(a) of the Agreement. We, in connection with First Chicago NBD's Audit Department, reviewed the cardholder master file, noting that the Accounts may be specifically identified in the Servicer's computer files.

     (g) We reviewed all Certificates prepared by a Servicing Officer and forwarded to the Trustee, noted that they were comparable in form to Exhibit D of the Agreement and Exhibit B of the 1991-D, 1992-E, 1993-F, 1993-G and 1993-H, 1994-I, 1994-J, 1994-K, 1994-L, 1995-M, 1995-N,
         1995-O and 1995-P Supplements to the Agreement and noted, through confirmation with the Trustee, that the Trustee had received such Certificates on each Determination Date preceding each Payment Date.

FCC National Bank
Norwest Bank Minnesota
Page 3
March 12, 1996


     (h) We received representation from the Servicer that the Trustee will receive an Officer's Certificate by March 31, 1996, in the form of Exhibit E of the Agreement, as required under Section 3.05 of the Agreement.

     (i) We reviewed each month's Certificateholder's Monthly Certificate Statement, noting that the amount of the First Chicago Interest in the Trust was increased or reduced by the total amount of all adjustments made by the Servicer, as described in Section 3.09 of the Agreement.

     (j) We confirmed with the Trustee for the segregated trust accounts, for each Series, maintained at The First National Bank of Chicago in the name of Norwest Bank Minnesota, National Association, Trustee on behalf of the Certificateholders, and we noted the accounts bore a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders.

     (k) On a sample basis, we compared the amount indicated as "Cash Payable to the Trustee" on schedules prepared by the Servicer to the corresponding amount deposited to the segregated trust account, shown on statements supplied by the Trustee, and noted agreement.

     (l) We confirmed with Standard and Poor's, Moody's and Fitch rating agencies that the short-term deposit ratings of the Servicer were not below A-1, P1, and F-1 respectively, as of December 31, 1995, and as of the date of this letter.

     (m) We noted, through review of statements provided by the Servicer, that as of the December 1995 Due Period, Series 1991-D and 1993-G are in controlled amortization.

     (n) On a sample basis, we determined through review of applicable monthly Certificateholder records that the Paying Agent distributed an amount equal to one twelfth of each Certificate's Rate to the Series' Certificateholders.

     (o) We recomputed from schedules provided by the Servicer, the amount of Collections allocated to Receivables for the Certificateholders for each applicable Due Period. We compared the recomputed amounts to the corresponding amounts on the monthly Certificateholder's Payment Date Statements and noted agreement.

FCC National Bank
Norwest Bank Minnesota
Page 4
March 12, 1996


     (p) We noted, through a review of the Servicer's accounting records, that the Monthly Servicing Fee (including the Interchange Monthly Servicing Fee where applicable) was appropriately paid by the Trustee to the Servicer.

     (q) We noted, through review of statements supplied by the Trustee and amounts listed on the Servicer's Monthly Certificateholder Worksheets, that Certificate Interest and Monthly Servicing Fees were appropriately applied with respect to each Series from collections of Finance Charge Receivables. We noted through review of statements supplied by the Trustee and amounts listed on the Certificateholders' Payment Date Statements that Investor Default Amounts were appropriately applied with respect to each Series from collections of Finance Charge Receivables.

     (r) For Series 1991-D, 1992-E, 1993-F, 1993-G, 1993-H, 1994-I, 1994-J,
         1994-K and 1994-L, we confirmed with the issuing bank the total cash collateral amount including the total unpaid loan balance as of January 15, 1996. The total cash collateral amount was also noted based on review of each Monthly Certificateholder's Payment Date Statement. For Series 1995-M, 1995-N, 1995-O and 1995-P, we confirmed with The First National Bank of Chicago the Spread Account amount, which was also noted based on review of Statements provided by the Servicer.

     (s) We have been informed by management of the Servicer, that except for Series 1991-D and 1993-G which are in controlled amortization, no principal payments were required to be paid through the end of the December 1995 Due Period for any Series pursuant to the provisions in
         Article IV of the Supplements to the Agreement.

     (t) We have been informed by management of the Servicer that Section 12.01 of the Agreement was inapplicable through the end of the December 1995 Due Period.

         The foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards. Also, they would not necessarily reveal matters of significance. Accordingly, we make no representations and express no opinion as to: (1) questions of legal interpretation or the sufficiency of the foregoing procedures for your purposes; (2) the sufficiency of the requirements of the Agreement and the Supplement to the Agreement; and (3) the assumptions set forth in the Agreement and the Supplement to the Agreement.

Because the above procedures do not constitute an audit made in accordance with generally accepted auditing standards, we do not express an opinion on the

FCC National Bank
Norwest Bank Minnesota
Page 5
March 12, 1996


Certificateholder's Payment Date Statements or on the Monthly Servicer's Certificates or any of the elements referred to therein or above. In connection with the procedures referred to above, no matters came to our attention that caused us to believe the servicing has not been conducted in compliance with the terms and conditions set forth in Sections 3.01, 3.04, 3.05, 3.09, 12.01 and
Article IV, as applicable, of the Agreement and any Supplement. Had we performed additional procedures or had we made an audit of the financial statements of the Servicer in accordance with generally accepted auditing standards, other matters might have come to our attention that would have been reported to you. This report relates only to the elements specified above and does not extend to any financial statements of the Servicer taken as a whole.

This letter is solely for the information of the addressees in connection with
Section 3.06(a) of the Agreement and, without our prior consent, is not to be used, circulated, quoted or otherwise referred to within or without this group for any other purpose. This letter is not to be referred to in whole or in part in any document, except that reference may be made to it in the Form 10-K for the First Chicago Master Trust II.

Very truly yours,


Arthur Andersen LLP

March 12, 1996

Moody's Investors Service, Inc.

Fitch Investors Service, Inc.

Standard and Poor's Corporation

Swiss Bank Corporation
New York Branch

FCC National Bank,
Seller and Servicer

Norwest Bank Minnesota, National
Association, Trustee on behalf
of the Certificateholders

               Re:  First Chicago Master Trust II, Series 1991-D

Ladies and Gentlemen:

This letter is written at your request pursuant to Section 3.06(b) of the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented (the "Agreement") between FCC National Bank, Seller and Servicer (the "Servicer") and Norwest Bank Minnesota, National Association, Trustee on behalf of the Certificateholders of the First Chicago Master Trust II (the "Trust"), relating to the issuance by the Trust of $1,000,000,000 of 8.40% Credit Card Certificates Series 1991-D ("Series 1991-D"). In connection therewith, we have read Sections 3.04(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, the definitions of terms relating thereto, and such other provisions of the Agreement as we deemed necessary for the purposes of this letter. All terms herein are used with the meaning as defined in the Agreement and Supplement. All amounts indicated as "recomputed" herein were based on information from the computer reports of the Servicer, generated from the cardholder accounting system, or information obtained from the Prospectus.

For purposes of this letter, we performed the following agreed-upon procedures:

     1. With respect to the amounts shown on the Monthly Servicer's Certificates related to the months of January through December 1995, with respect to Series 1991-D, referred to in Section 3.04(b) of, and Exhibit D to, the Agreement, we:

         (i) compared the aggregate amount of Collections processed for the Due Period for the applicable Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

FCC National Bank
Norwest Bank Minnesota,
 National Association
Page 2
March 12, 1996


        (ii) compared the aggregate amount of Collections allocated to Principal Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

        (iii) compared the aggregate amount of Collections allocated to Finance Charge Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

        (iv) recomputed, based on amounts accumulated from the computer reports of the Servicer, the aggregate Interchange Amounts for the applicable Distribution Date and noted agreement;

         (v) recomputed the Invested Percentage of Collections allocated to Principal Receivables for the Due Period and noted agreement;

        (vi) recomputed the Invested Percentage of Collections allocated to Finance Charge Receivables (including Interchange) for the Due Period and noted agreement;

        (vii) recomputed the Invested Percentage with respect to the Investor Default Amount for the Due Period and noted agreement;

       (viii) compared the aggregate amount of drawings or payments, if any, under the Enhancement, required to be made on the next succeeding Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

        (ix) compared the amount of interest due on the Cash Collateral Account loan required to be paid on the applicable Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

         (x) recomputed the Monthly Servicing Fee required to be paid on the next succeeding Distribution Date and noted agreement;

        (xi)  recomputed the aggregate amount payable to Investor
              Certificateholders on the succeeding Distribution Date in respect of interest and noted agreement;

FCC National Bank
Norwest Bank Minnesota,
 National Association
Page 3
March 12, 1996

        (xii) compared the aggregate amount payable to Investor Certificateholders on the succeeding Distribution Date in respect of principal to amounts on schedules prepared by the Servicer and noted agreement; we noted a difference of $.01 in the December 1995 Due Period between the schedules prepared by the Servicer and the amount disclosed in the Prospectus;

       (xiii) recomputed the excess, if any, of the First Chicago Amount over the Aggregate Principal Receivables required to be maintained pursuant to the Agreement and noted agreement;

        (xiv) recomputed the First Chicago Amount for the Due Period divided by Aggregate Principal Receivables for the Due Period and noted agreement;


        (xv) compared the Minimum First Chicago Interest Percentage to the percent found in Section 3 of the Supplement to the Agreement and noted agreement; and

        (xvi) compared the number of newly originated accounts during each preceding calendar month with the corresponding amounts taken from a computer summary report and noted agreement.

     2. With respect to the monthly Certificateholder's Payment Date Statements related to the months of January through December, 1995, with respect to Series 1991-D, referred to in Section 5.02(a) of, and Exhibit B to, the Supplement to the Agreement dated June 1, 1991, we:

         (i) recomputed the total amount of the distribution to the Certificateholders on the applicable Payment Date, per $1,000 interest, and noted agreement;

         (ii) recomputed the amount of the distribution set forth in paragraph
              A.1. of the Certificateholder's Payment Date Statement in respect of principal and interest on the Certificates, per $1,000 interest, and noted agreement;

        (iii) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage of each Series, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Investor Certificates of all Series and noted agreement;

FCC National Bank
Norwest Bank Minnesota,
 National Association
Page 4
March 12, 1996


         (iv) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Certificates and noted agreement;

         (v) recomputed the amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Certificates, per $1,000 interest, and noted agreement;

         (vi) compared the Aggregate Principal Receivables for the Due Period with respect to the applicable Distribution Date (which reflects the Principal Receivables represented by the Exchangeable Seller's Certificate and by the Investor Certificates of all Series) to amounts on schedules prepared by the Servicer and noted agreement for all Certificateholder's Payment Date Statements, except for a difference of $9 and $.02 in the January 1995 and May 1995 Due Periods, respectively, and, according to management of the Servicer, the amounts reflected in the Certificateholder's Payment Date Statements are correct;

        (vii) compared the amount of Principal Receivables in the Trust represented by the Certificates (the "Invested Amount") for the Due Period with respect to the applicable Distribution Date with the amount on schedules prepared by the Servicer and noted agreement;

        (viii)recomputed the Invested Percentage with respect to Finance Charge Receivables (including Interchange) and Defaulted Receivables for the Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

         (ix) recomputed the Invested Percentage with respect to Principal Receivables for the Certificates

FCC National Bank
Norwest Bank Minnesota,
 National Association
Page 5
March 12, 1996


              for the Due Period with respect to the applicable Distribution Date and noted agreement;

         (x) compared the aggregate amount of outstanding balances in the Accounts which were 30 or more days delinquent as of the end of the Due Period for the applicable Distribution Date to amounts accumulated from the computer reports of the Servicer and noted agreement;

         (xi) recomputed, based on amounts on schedules prepared by the Servicer, the aggregate amount of all Defaulted Receivables written off as uncollectible during the Due Period with respect to the applicable Distribution Date allocable to the Certificates (the "Investor Default Amount") and noted agreement;

        (xii) compared the amount of the Investor Charge-Offs per $1,000 interest after reimbursement of any such Investor Charge-Offs for the Due Period with respect to the applicable Distribution Date to the applicable amount on schedules prepared by the Servicer and noted agreement;

        (xiii)recomputed, based on amounts on schedules prepared by the Servicer, the amount attributable to Investor Charge-Offs, if any, by which the principal balance of the Certificates exceeds the Invested Amount as of the end of the day on the Record Date with respect to the applicable Distribution Date and noted agreement;

        (xiv) recomputed the amount of the Monthly Servicing Fee payable by the Trust to the Servicer for the applicable Distribution Date and noted agreement;

         (xv) compared the amount, if any, withdrawn from the Cash Collateral Account for the applicable

              Distribution Date (the "Withdrawal Amount") to the applicable amount on schedules prepared by the Servicer and noted agreement;

        (xvi) compared the amount available to be withdrawn from the Cash Collateral Account (the "Available Cash Collateral Amount") as of the end of the day on the applicable Distribution Date, after giving effect to all withdrawals, deposits and payments to be made in respect of the preceding Due Period to the applicable amount on schedules prepared by the Servicer and noted agreement;

FCC National Bank
Norwest Bank Minnesota,
 National Association
Page 6
March 12, 1996


       (xvii) recomputed the Available Cash Collateral Amount as computed in item (xvi) above as a percentage of the Invested Amount of the Certificates as of the applicable Due Period and noted agreement;

      (xviii) recomputed the Pool Factor as defined by Paragraph C. of the Certificateholder's Payment Date Statement and noted agreement; and

        (xix) have been informed by management of the Servicer that Series 1991-D was in controlled amortization as of the December 1995 Due Period, and that the amount of principal collections was sufficient to cover the amount owed to Certificateholders during the amortization period and, as such, the Deficit Controlled Amortization Amount indicated was zero for all applicable Due Periods on the Certificateholder's Payment Date Statement.

     3. We have received representation from management of the Servicer that during all Due Periods in 1995, various instances of mispostings, delays in the posting of cardholder transactions and system problems occurred related to the processing of cardholder payments and other transactions. These instances may have resulted in the misstatement of the information included on the reports generated from the cardholder accounting system, as well as the information included in each Monthly Servicer's Certificate and each Certificateholder's Payment Date Statement for each Due Period in 1995. We have also received representation from management of the Servicer that all misstatements were corrected when the adjustment was to the benefit of the cardholder. Management's representation also indicated that the aggregate dollar impact of identified mispostings and delays in the posting of cardholder transactions for the entire securitized Portfolio, which were subsequently corrected in the following month, does not exceed $1,226,000. These mispostings and delays in posting did not result in the forfeiture of finance charge receivables allocable to the Certificateholders. The aggregate dollar impact of system problems for the entire securitized Portfolio was approximately $525,000. Approximately $501,000 remains uncorrected, including the forfeiture of finance charge receivables of approximately $500,000 allocable to the Certificateholders. As finance charge receivables allocated to the Certificateholders exceeded amounts to be paid from this allocation, interest paid to Certificateholders was not affected. In management's opinion, these instances of mispostings, delays in the posting of

FCC National Bank
Norwest Bank Minnesota,
 National Association
Page 7
March 12, 1996


        cardholder transactions and system problems are not material, individually or in the aggregate, to the information disclosed in the respective Monthly Servicer's Certificates and Certificateholder's Payment Date Statements.

The foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards. Also, they would not necessarily reveal matters of significance. Accordingly, we make no representations and express no opinion as to: (1) questions of legal interpretation or the sufficiency of the foregoing procedures for your purposes; (2) the sufficiency of the requirements of the Agreement and the Supplement to the Agreement; and (3) the assumptions set forth in the Agreement and the Supplement to the Agreement.

Because the above procedures do not constitute an audit made in accordance with generally accepted auditing standards, we do not express an opinion on the Monthly Servicer's Certificate and the Certificateholder's Payment Date Statement or any of the elements referred to above. Had we performed additional procedures or had we made an audit of the financial statements of the Servicer in accordance with generally accepted auditing standards, other matters might have come to our attention that would have been reported to you. This letter relates only to the elements specified above and does not extend to any financial statements of the Servicer taken as a whole.

This letter is intended solely for the information of the above addressees in connection with Section 3.06(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, and, without our prior consent, is not to be used, circulated, quoted or otherwise referred to within or without this group for any other purpose. This letter is not to be referred to in whole or in part in any document, except that reference may be made to it in the Form 10-K for the First Chicago Master Trust II.

Very truly yours,

Arthur Andersen LLP

March 12, 1996

Moody's Investors Service, Inc.

Fitch Investors Service, Inc.

Standard and Poor's Corporation

Credit Lyonnais
New York Branch

FCC National Bank,
Seller and Servicer

Norwest Bank Minnesota, National
Association, Trustee on behalf
of the Certificateholders

               Re:  First Chicago Master Trust II, Series 1992-E

Ladies and Gentlemen:

This letter is written at your request pursuant to Section 3.06(b) of the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented (the "Agreement") between FCC National Bank, Seller and Servicer (the "Servicer") and Norwest Bank Minnesota, National Association, Trustee on behalf of the Certificateholders of the First Chicago Master Trust II (the "Trust"), relating to the issuance by the Trust of $1,000,000,000 of 6.25% Asset Backed Certificates Series 1992-E ("Series 1992-E"). In connection therewith, we have read Sections 3.04(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, the definitions of terms relating thereto, and such other provisions of the Agreement as we deemed necessary for the purposes of this letter. All terms herein are used with the meaning as defined in the Agreement and Supplement. All amounts indicated as "recomputed" herein were based on information from the computer reports of the Servicer, generated from the cardholder accounting system, or information obtained from the Prospectus.

For purposes of this letter, we performed the following agreed-upon procedures:

     1. With respect to the amounts shown on the Monthly Servicer's Certificates related to the months of January through December, 1995, with respect to Series 1992-E, referred to in Section 3.04(b) of, and Exhibit D to, the Agreement, we:

         (i) compared the aggregate amount of Collections processed for the Due Period for the applicable Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 2
March 12, 1996


        (ii) compared the aggregate amount of Collections allocated to Principal Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

        (iii) compared the aggregate amount of Collections allocated to Finance Charge Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

        (iv) recomputed, based on amounts accumulated from the computer reports of the Servicer, the aggregate Interchange Amounts for the applicable Distribution Date and noted agreement;

         (v) recomputed the Invested Percentage of Collections allocated to Principal Receivables for the Due Period and noted agreement;

        (vi) recomputed the Invested Percentage of Collections allocated to Finance Charge Receivables (including Interchange) for the Due Period and noted agreement;

        (vii) recomputed the Invested Percentage with respect to the Investor Default Amount for the Due Period and noted agreement;

       (viii) compared the aggregate amount of drawings or payments, if any, under the Enhancement, required to be made on the next succeeding Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

        (ix) compared the amount of interest due on the Cash Collateral Account loan required to be paid on the applicable Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

         (x) recomputed the Monthly Servicing Fee required to be paid on the next succeeding Distribution Date and noted agreement;

        (xi)  recomputed the aggregate amount payable to Investor
              Certificateholders on the succeeding Distribution Date in respect of interest and noted agreement;

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 3
March 12, 1996


        (xii) compared the aggregate amount payable to Investor
              Certificateholders on the succeeding Distribution Date in respect of principal to amounts on schedules prepared by the Servicer and noted agreement;

       (xiii) recomputed the excess, if any, of the First Chicago Amount over the Aggregate Principal Receivables required to be maintained pursuant to the Agreement and noted agreement;

        (xiv) recomputed the First Chicago Amount for the Due Period divided by Aggregate Principal Receivables for the Due Period and noted agreement;

        (xv) compared the Minimum First Chicago Interest Percentage to the percent found in Section 3 of the Supplement to the Agreement and noted agreement; and

        (xvi) compared the number of newly originated accounts during each preceding calendar month with the corresponding amounts taken from a computer summary report and noted agreement.

     2. With respect to the monthly Certificateholder's Payment Date Statements related to the months of January through December, 1995, with respect to Series 1992-E, referred to in Section 5.02(a) of, and Exhibit B to, the Supplement to the Agreement dated August 1, 1992, we:

         (i) recomputed the total amount of the distribution to the Certificateholders on the applicable Payment Date, per $1,000 interest, and noted agreement;

        (ii)  recomputed the amount of the distribution set forth in paragraph
              A.1. of the Certificateholder's Payment Date Statement in respect of principal and interest on the Certificates, per $1,000 interest, and noted agreement;

        (iii) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage of each Series, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Investor Certificates of all Series and noted agreement;

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 4
March 12, 1996


        (iv) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Certificates and noted agreement;

         (v) recomputed the amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Certificates, per $1,000 interest, and noted agreement;

        (vi) compared the Aggregate Principal Receivables for the Due Period with respect to the applicable Distribution Date (which reflects the Principal Receivables represented by the Exchangeable Seller's Certificate and by the Investor Certificates of all Series) to amounts on schedules prepared by the Servicer and noted agreement for all Certificateholder's Payment Date Statements, except for a difference of $9 and $.02 in the January 1995 and May 1995 Certificateholder's Payment Date Statements, respectively, and, according to management of the Servicer, the amounts reflected in the Certificateholder's Payment Date Statements are correct;

        (vii) compared the amount of Principal Receivables in the Trust represented by the Certificates (the "Invested Amount") for the Due Period with respect to the applicable Distribution Date with the amount on schedules prepared by the Servicer and noted agreement;

       (viii) recomputed the Invested Percentage with respect to Finance Charge Receivables (including Interchange) and Defaulted Receivables for the Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

        (ix) recomputed the Invested Percentage with respect to Principal Receivables for the Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement,

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 5
March 12, 1996


         (x) compared the aggregate amount of outstanding balances in the Accounts which were 30 or more days delinquent as of the end of the Due Period for the applicable Distribution Date to amounts accumulated from the computer reports of the Servicer and noted agreement;

        (xi) recomputed, based on amounts on schedules prepared by the Servicer, the aggregate amount of all Defaulted Receivables written off as uncollectible during the Due Period with respect to the applicable Distribution Date allocable to the Certificates (the "Investor Default Amount") and noted agreement;

        (xii) compared the amount of the Investor Charge-Offs per $1,000 interest after reimbursement of any such Investor Charge-Offs for the Due Period with respect to the applicable Distribution Date to the applicable amount on schedules prepared by the Servicer and noted agreement;

       (xiii) recomputed, based on amounts on schedules prepared by the Servicer, the amount attributable to Investor Charge-Offs, if any, by which the principal balance of the Certificates exceeds the Invested Amount as of the end of the day on the Record Date with respect to the applicable Distribution Date and noted agreement;

        (xiv) recomputed the amount of the Monthly Servicing Fee payable by the Trust to the Servicer for the applicable Distribution Date and noted agreement;

        (xv) compared the amount, if any, withdrawn from the Cash Collateral Account for the applicable Distribution Date (the "Withdrawal Amount") to the applicable amount on schedules prepared by the Servicer and noted agreement;

        (xvi) compared the amount available to be withdrawn from the Cash Collateral Account (the "Available Cash Collateral Amount") as of the end of the day on the applicable Distribution Date, after giving effect to all withdrawals, deposits and payments to be made in respect of the preceding Due Period to the applicable amount on schedules prepared by the Servicer and noted agreement;

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 6
March 12, 1996


       (xvii) recomputed the Available Cash Collateral Amount as computed in item (xvi) above as a percentage of the Invested Amount of the Certificates as of the applicable Due Period and noted agreement;

       (xviii)recomputed the Pool Factor as defined by Paragraph C. of the Certificateholder's Payment Date Statement and noted agreement; and

        (xix) have been informed by management of the Servicer that Series 1992-E was not in controlled amortization or rapid amortization through the end of the December 1995 Due Period and, as such, the Deficit Controlled Amortization Amount indicated was zero for all applicable Due Periods on the Certificateholder's Payment Date Statement.

     3. We have received representation from management of the Servicer that during all Due Periods in 1995, various instances of mispostings, delays in the posting of cardholder transactions and system problems occurred related to the processing of cardholder payments and other transactions. These instances may have resulted in the misstatement of the information included on the reports generated from the cardholder accounting system, as well as the information included in each Monthly Servicer's Certificate and each Certificateholder's Payment Date Statement for each Due Period in 1995. We have also received representation from management of the Servicer that all misstatements were corrected when the adjustment was to the benefit of the cardholder. Management's representation also indicated that the aggregate dollar impact of identified mispostings and delays in the posting of cardholder transactions for the entire securitized Portfolio, which were subsequently corrected in the following month, does not exceed $1,226,000. These mispostings and delays in posting did not result in the forfeiture of finance charge receivables allocable to the Certificateholders. The aggregate dollar impact of system problems for the entire securitized Portfolio was approximately $525,000. Approximately $501,000 remains uncorrected, including the forfeiture of finance charge receivables of approximately $500,000 allocable to the Certificateholders. As finance charge receivables allocated to the Certificateholders exceeded amounts to be paid from this allocation, interest paid to Certificateholders was not affected. In management's opinion, these instances of mispostings, delays in the posting of

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 7
March 12, 1996


        cardholder transactions and system problems are not material, individually or in the aggregate, to the information disclosed in the respective Monthly Servicer's Certificates and Certificateholder's Payment Date Statements.

The foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards. Also, they would not necessarily reveal matters of significance. Accordingly, we make no representations and express no opinion as to: (1) questions of legal interpretation or the sufficiency of the foregoing procedures for your purposes; (2) the sufficiency of the requirements of the Agreement and the Supplement to the Agreement; and (3) the assumptions set forth in the Agreement and the Supplement to the Agreement.

Because the above procedures do not constitute an audit made in accordance with generally accepted auditing standards, we do not express an opinion on the Monthly Servicer's Certificate and the Certificateholder's Payment Date Statement or any of the elements referred to above. Had we performed additional procedures or had we made an audit of the financial statements of the Servicer in accordance with generally accepted auditing standards, other matters might have come to our attention that would have been reported to you. This letter relates only to the elements specified above and does not extend to any financial statements of the Servicer taken as a whole.

This letter is intended solely for the information of the above addressees in connection with Section 3.06(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, and, without our prior consent, is not to be used, circulated, quoted or otherwise referred to within or without this group for any other purpose. This letter is not to be referred to in whole or in part in any document, except that reference may be made to it in the Form 10-K for the First Chicago Master Trust II.

Very truly yours,

Arthur Andersen LLP

March 12, 1996

Moody's Investors Service, Inc.

Standard and Poor's Corporation

Fitch Investors Service, Inc.

Credit Suisse
 New York Branch

FCC National Bank,
 Seller and Servicer

Norwest Bank Minnesota, National
 Association, Trustee on behalf
 of the Certificateholders

    Re:  First Chicago Master Trust II, Series 1993-F

Ladies and Gentlemen:

This letter is written at your request pursuant to Section 3.06(b) of the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented (the "Agreement") between FCC National Bank, Seller and Servicer (the "Servicer") and Norwest Bank Minnesota, National Association, Trustee on behalf of the Certificateholders of the First Chicago Master Trust II (the "Trust"), relating to the issuance by the Trust of $700,000,000 of Floating Rate Asset Backed Certificates Series 1993-F ("Series 1993-F"). In connection therewith, we have read Sections 3.04(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, the definitions of terms relating thereto, and such other provisions of the Agreement as we deemed necessary for the purposes of this letter. All terms herein are used with the meaning as defined in the Agreement and Supplement. All amounts indicated as "recomputed" herein were based on information from the computer reports of the Servicer, generated from the cardholder accounting system, or information obtained from the Prospectus.

For purposes of this letter, we performed the following agreed-upon procedures:

    1. With respect to the amounts shown on the Monthly Servicer's Certificates related to the months of January through December, 1995, with respect to Series 1993-F, referred to in Section 3.04(b) of, and Exhibit D to, the Agreement, we:

          (i) compared the aggregate amount of Collections processed for the Due Period for the applicable Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

FCC National Bank
Norwest Bank Minnesota,
 National Association
Page 2
March 12, 1996




          (ii) compared the aggregate amount of Collections allocated to Principal Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

         (iii) compared the aggregate amount of Collections allocated to Finance Charge Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

          (iv) recomputed, based on amounts accumulated from the computer reports of the Servicer, the aggregate Interchange Amounts for the applicable Distribution Date and noted agreement;

           (v) recomputed the Invested Percentage of Collections allocated to Principal Receivables for the Due Period and noted agreement;

          (vi) recomputed the Invested Percentage of Collections allocated to Finance Charge Receivables (including Interchange) for the Due Period and noted agreement;

         (vii) recomputed the Invested Percentage with respect to the Investor Default Amount for the Due Period and noted agreement;

        (viii) compared the aggregate amount of drawings or payments, if any, under the Enhancement, required to be made on the next succeeding Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

          (ix) compared the amount of interest due on the Cash Collateral Account loan required to be paid on the applicable Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

           (x) recomputed the portion of the Monthly Servicing Fee payable from Available Funds and the Interchange Monthly Servicing Fee and summed them to arrive at the Monthly Servicing Fee required to be paid on the next succeeding Distribution Date and noted agreement;

          (xi) recomputed the aggregate amount payable to Investor Certificateholders on the succeeding Distribution Date in respect of interest based upon the number of days in the applicable Interest Period divided by 360 and the applicable Certificate Rate as provided by the Servicer and noted agreement;

FCC National Bank
Norwest Bank Minnesota,
 National Association
Page 3
March 12, 1996


          (xii) compared the aggregate amount payable to Investor Certificateholders on the succeeding Distribution Date in respect of principal to amounts on schedules prepared by the Servicer and noted agreement;

          (xiii) recomputed the excess, if any, of the First Chicago Amount over the Aggregate Principal Receivables required to be maintained pursuant to the Agreement and noted agreement;

          (xiv) recomputed the First Chicago Amount for the Due Period divided by Aggregate Principal Receivables for the Due Period and noted agreement;

          (xv) compared the Minimum First Chicago Interest Percentage to the percent found in Section 3 of the Supplement to the Agreement and noted agreement; and

          (xvi) compared the number of newly originated accounts during each preceding calendar month with the corresponding amounts taken from a computer summary report and noted agreement.

    2. With respect to the monthly Certificateholder's Payment Date Statements related to the months of January through December, 1995, with respect to Series 1993-F, referred to in Section 5.02(a) of, and Exhibit B to, the Supplement to the Agreement dated June 1, 1993, we:

          (i) recomputed the total amount of the distribution to the Certificateholders on the applicable Payment Date, per $1,000 interest, and noted agreement;

         (ii) recomputed the amount of the distribution set forth in paragraph
              A.1. of the Certificateholder's Payment Date Statement in respect of principal and interest on the Certificates, per $1,000 interest, and noted agreement;

        (iii) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage of each Series, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Investor Certificates of all Series and noted agreement;

FCC National Bank
Norwest Bank Minnesota,
 National Association
Page 4
March 12, 1996


          (iv) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Certificates and noted agreement;

           (v) recomputed the amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Certificates, per $1,000 interest, and noted agreement;

          (vi) have been informed by management of the Servicer that as of the December 1995 Due Period, Series 1993-G was in controlled amortization. The amount of principal collections was sufficient to cover the amount owed to Series 1993-G Certificateholders during its amortization period, and, as such, no sharing of Excess Principal Collections occurred as of the end of the December 1995 Due Period;

         (vii) compared the Aggregate Principal Receivables for the Due Period with respect to the applicable Distribution Date (which reflects the Principal Receivables represented by the Exchangeable Seller's Certificate and by the Investor Certificates of all Series) to amounts on schedules prepared by the Servicer and noted agreement for all Certificateholder's Payment Date Statements, except for a difference of $9 and $.02 in the January 1995 and May 1995 Certificateholder's Payment Date Statements, respectively, and, according to management of the Servicer, the amounts reflected in the Certificateholder's Payment Date Statements are correct;

        (viii) compared the amount of Principal Receivables in the Trust represented by the Certificates (the "Invested Amount") for the Due Period with respect to the applicable Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

FCC National Bank
Norwest Bank Minnesota,
 National Association
Page 5
March 12, 1996


          (ix) recomputed the Invested Percentage with respect to Finance Charge Receivables (including Interchange) and Defaulted Receivables for the Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

           (x) recomputed the Invested Percentage with respect to Principal Receivables for the Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

          (xi) compared the Pre-Allocated Invested Amount for the Due Period with respect to the Current Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

         (xii) compared the aggregate amount of outstanding balances in the Accounts which were 30 or more days delinquent as of the end of the Due Period for the applicable Distribution Date to amounts accumulated from the computer reports of the Servicer and noted agreement;

        (xiii) recomputed, based on amounts on schedules prepared by the Servicer, the aggregate amount of all Defaulted Receivables written off as uncollectible during the Due Period with respect to the applicable Distribution Date allocable to the Certificates (the "Investor Default Amount") and noted agreement;

         (xiv) compared the amount of the Investor Charge-Offs per $1,000 interest after reimbursement of any such Investor Charge-Offs for the Due Period with respect to the applicable Distribution Date to the applicable amount on schedules prepared by the Servicer and noted agreement;

          (xv) recomputed, based on amounts on schedules prepared by the Servicer, the amount attributable to Investor Charge-Offs, if any, by which the principal balance of the Certificates exceeds the Invested Amount as of the end of the day on the Record Date with respect to the applicable Distribution Date and noted agreement;

FCC National Bank
Norwest Bank Minnesota,
 National Association
Page 6
March 12, 1996


           (xvi) recomputed the amounts of the Monthly Servicing Fee payable from Available Funds payable by the Trust and the Interchange Monthly Service Fee payable to the Servicer for the applicable Distribution Date and noted agreement;

          (xvii) compared the amount, if any, withdrawn from the Cash Collateral Account for the applicable Distribution Date (the "Withdrawal Amount") to the applicable amount on schedules prepared by the Servicer and noted agreement;

         (xviii) compared the amount available to be withdrawn from the Cash Collateral Account (the "Available Cash Collateral Amount") as of the end of the day on the applicable Distribution Date, after giving effect to all withdrawals, deposits and payments to be made in respect of the preceding Due Period to the applicable amount on schedules prepared by the Servicer and noted agreement;

           (xix) recomputed the Available Cash Collateral Amount as computed in item (xviii) above as a percentage of the Invested Amount of the Certificates as of the applicable Due Period and noted agreement;

            (xx) recomputed the Pool Factor as defined by Paragraph C. of the Certificateholder's Payment Date Statement and noted agreement; and

           (xxi) have been informed by management of the Servicer that Series 1993-F was not in controlled amortization or rapid amortization through the end of the December 1995 Due Period and, as such, the Deficit Controlled Amortization Amount indicated was zero for all applicable Due Periods on the Certificateholder's Payment Date Statement.

    3. We have received representation from management of the Servicer that during all Due Periods in 1995, various instances of mispostings, delays in the posting of cardholder transactions and system problems occurred related to the processing of cardholder payments and other transactions. These instances may have resulted in the misstatement of the information included on the reports generated from the cardholder accounting system, as well as the

FCC National Bank
Norwest Bank Minnesota,
 National Association
Page 7
March 12, 1996



        information included in each Monthly Servicer's Certificate and each Certificateholder's Payment Date Statement for each Due Period in 1995. We have also received representation from management of the Servicer that all misstatements were corrected when the adjustment was to the benefit of the cardholder. Management's representation also indicated that the aggregate dollar impact of identified mispostings and delays in the posting of cardholder transactions for the entire securitized Portfolio, which were subsequently corrected in the following month, does not exceed $1,226,000. These mispostings and delays in posting did not result in the forfeiture of finance charge receivables allocable to the Certificateholders. The aggregate dollar impact of system problems for the entire securitized Portfolio was approximately $525,000. Approximately $501,000 remains uncorrected, including the forfeiture of finance charge receivables of approximately $500,000 allocable to the Certificateholders. As finance charge receivables allocated to the Certificateholders exceeded amounts to be paid from this allocation, interest paid to Certificateholders was not affected. In management's opinion, these instances of mispostings, delays in the posting of cardholder transactions and system problems are not material, individually or in the aggregate, to the information disclosed in the respective Monthly Servicer's Certificates and Certificateholder's Payment Date Statements.

The foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards. Also, they would not necessarily reveal matters of significance. Accordingly, we make no representations and express no opinion as to: (1) questions of legal interpretation or the sufficiency of the foregoing procedures for your purposes; (2) the sufficiency of the requirements of the Agreement and the Supplement to the Agreement; and (3) the assumptions set forth in the Agreement and the Supplement to the Agreement.

Because the above procedures do not constitute an audit made in accordance with generally accepted auditing standards, we do not express an opinion on the Monthly Servicer's Certificate and the Certificateholder's Payment Date Statement or any of the elements referred to above. Had we performed additional procedures or had we made an audit of the financial statements of the Servicer in accordance with generally accepted auditing standards, other matters might have come to our attention that would have been reported to you. This letter relates only to the elements specified above and does not extend to any financial statements of the Servicer taken as a whole.

FCC National Bank
Norwest Bank Minnesota,
 National Association
Page 8
March 12, 1996





This letter is intended solely for the information of the above addressees in connection with Section 3.06(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, and, without our prior consent, is not to be used, circulated, quoted or otherwise referred to within or without this group for any other purpose. This letter is not to be referred to in whole or in part in any document, except that reference may be made to it in the Form 10-K for the First Chicago Master Trust II.

Very truly yours,



Arthur Andersen LLP

March 12, 1996

Moody's Investors Service, Inc.

Standard and Poor's Corporation

Fitch Investors Service, Inc.

Credit Suisse
  New York Branch

FCC National Bank,
  Seller and Servicer

Norwest Bank Minnesota, National
  Association, Trustee on behalf
  of the Certificateholders

                Re: First Chicago Master Trust II, Series 1993-G

Ladies and Gentlemen:

This letter is written at your request pursuant to Section 3.06(b) of the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented (the "Agreement") between FCC National Bank, Seller and Servicer (the "Servicer") and Norwest Bank Minnesota, National Association, Trustee on behalf of the Certificateholders of the First Chicago Master Trust II (the "Trust"), relating to the issuance by the Trust of $300,000,000 of Floating Rate Asset Backed Certificates Series 1993-G ("Series 1993-G"). In connection therewith, we have read Sections 3.04(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, the definitions of terms relating thereto, and such other provisions of the Agreement as we deemed necessary for the purposes of this letter. All terms herein are used with the meaning as defined in the Agreement and Supplement. All amounts indicated as "recomputed" herein were based on information from the computer reports of the Servicer, generated from the cardholder accounting system, or information obtained from the Prospectus.

For purposes of this letter, we performed the following agreed-upon procedures:

1. With respect to the amounts shown on the Monthly Servicer's Certificates related to the months of January through December, 1995, with respect to Series 1993-G, referred to in Section 3.04(b) of, and Exhibit D to, the Agreement, we:

            (i) compared the aggregate amount of Collections processed for the
                Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 2
March 12, 1996


           (ii) compared the aggregate amount of Collections allocated to Principal Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

          (iii) compared the aggregate amount of Collections allocated to Finance Charge Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

           (iv) recomputed, based on amounts accumulated from the computer reports of the Servicer, the aggregate Interchange Amounts for the applicable Distribution Date and noted agreement;

            (v) recomputed the Invested Percentage of Collections allocated to
                Principal Receivables for the Due Period and noted agreement;

           (vi) recomputed the Invested Percentage of Collections allocated to Finance Charge Receivables (including Interchange) for the Due Period and noted agreement;

          (vii) recomputed the Invested Percentage with respect to the Investor Default Amount for the Due Period and noted agreement;

         (viii) compared the aggregate amount of drawings or payments, if any, under the Enhancement, required to be made on the next succeeding Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

           (ix) compared the amount of interest due on the Cash Collateral Account loan required to be paid on the applicable Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

            (x) recomputed the portion of the Monthly Servicing Fee payable from
                Available Funds and the Interchange Monthly Servicing Fee and summed them to arrive at the Monthly Servicing Fee required to be paid on the next succeeding Distribution Date and noted agreement;

           (xi) recomputed the aggregate amount payable to Investor Certificateholders on the succeeding Distribution Date in

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 3
March 12, 1996


                respect of interest based upon the number of days in the applicable Interest Period divided by 360 and the applicable Certificate Rate as provided by the Servicer and noted agreement;

          (xii) compared the aggregate amount payable to Investor
                Certificateholders on the succeeding Distribution Date in respect of principal to amounts on schedules prepared by the Servicer and noted agreement;

         (xiii) recomputed the excess, if any, of the First Chicago Amount over the Aggregate Principal Receivables required to be maintained pursuant to the Agreement and noted agreement;

          (xiv) recomputed the First Chicago Amount for the Due Period divided by Aggregate Principal Receivables for the Due Period and noted agreement;

           (xv) compared the Minimum First Chicago Interest Percentage to the percent found in Section 3 of the Supplement to the Agreement and noted agreement; and

          (xvi) compared the number of newly originated accounts during each preceding calendar month with the corresponding amounts taken from a computer summary report and noted agreement.

2. With respect to the monthly Certificateholder's Payment Date Statements related to the months of January through December, 1995, with respect to Series 1993-G, referred to in Section 5.02(a) of, and Exhibit B to, the Supplement to the Agreement dated June 1, 1993, we:

            (i) recomputed the total amount of the distribution to the
                Certificateholders on the applicable Payment Date, per $1,000 interest, and noted agreement;

           (ii) recomputed the amount of the distribution set forth in paragraph
                A.1. of the Certificateholder's Payment Date Statement in respect of principal and interest on the Certificates, per $1,000 interest, and noted agreement;

          (iii) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage of each Series,

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 4
March 12, 1996


                the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Investor Certificates of all Series and noted agreement;

           (iv) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Certificates and noted agreement;

            (v) recomputed the amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Certificates, per $1,000 interest, and noted agreement;

           (vi) have been informed by management of the Servicer that as of the December 1995 Due Period, Series 1993-G was in controlled amortization. The amount of principal collections was sufficient to cover the amount owed to Series 1993-G Certificateholders during its amortization period, and, as such, no sharing of Excess Principal Collections occurred as of the end of the December 1995 Due Period;

          (vii) compared the Aggregate Principal Receivables for the Due Period with respect to the applicable Distribution Date (which reflects the Principal Receivables represented by the Exchangeable Seller's Certificate and by the Investor Certificates of all Series) to amounts on schedules prepared by the Servicer and noted agreement for all Certificateholder's Payment Date Statements, except for a difference of $9 and $.02 in the January 1995 and May 1995 Certificateholder's Payment Date Statements, respectively, and, according to management of the Servicer, the amounts reflected in the Certificateholder's Payment Date Statements are correct;

         (viii) compared the amount of Principal Receivables in the Trust represented by the Certificates (the "Invested Amount") for the Due Period with respect to the applicable Distribution Date to

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 5
March 12, 1996


                amounts on schedules prepared by the Servicer and noted agreement;

           (ix) recomputed the Invested Percentage with respect to Finance Charge Receivables (including Interchange) and Defaulted Receivables for the Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

            (x) recomputed the Invested Percentage with respect to Principal
                Receivables for the Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

           (xi) compared the Pre-Allocated Invested Amount for the Due Period with respect to the Current Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

          (xii) compared the aggregate amount of outstanding balances in the Accounts which were 30 or more days delinquent as of the end of the Due Period for the applicable Distribution Date to amounts accumulated from the computer reports of the Servicer and noted agreement;

         (xiii) recomputed, based on amounts on schedules prepared by the Servicer, the aggregate amount of all Defaulted Receivables written off as uncollectible during the Due Period with respect to the applicable Distribution Date allocable to the Certificates (the "Investor Default Amount") and noted agreement;

          (xiv) compared the amount of the Investor Charge-Offs per $1,000 interest after reimbursement of any such Investor Charge-Offs for the Due Period with respect to the applicable Distribution Date to the applicable amount on schedules prepared by the Servicer and noted agreement;

           (xv) recomputed, based on amounts on schedules prepared by the Servicer, the amount attributable to Investor Charge-Offs, if any, by which the principal balance of the Certificates exceeds the Invested Amount as of the end of the day on the Record Date with respect to the applicable Distribution Date and noted agreement;

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 6
March 12, 1996


          (xvi) recomputed the amounts of the Monthly Servicing Fee payable from Available Funds payable by the Trust and the Interchange Monthly Servicing Fee payable to the Servicer for the applicable Distribution Date and noted agreement;

         (xvii) compared the amount, if any, withdrawn from the Cash Collateral Account for the applicable Distribution Date (the "Withdrawal Amount") to the applicable amount on schedules prepared by the Servicer and noted agreement;

        (xviii) compared the amount available to be withdrawn from the Cash
                Collateral Account (the "Available Cash Collateral Amount") as of the end of the day on the applicable Distribution Date, after giving effect to all withdrawals, deposits and payments to be made in respect of the preceding Due Period to the applicable amount on schedules prepared by the Servicer and noted agreement;

          (xix) recomputed the Available Cash Collateral Amount as computed in item (xviii) above as a percentage of the Invested Amount of the Certificates as of the applicable Due Period and noted agreement;

           (xx) recomputed the Pool Factor as defined by Paragraph C. of the Certificateholder's Payment Date Statement and noted agreement; and

          (xxi) have been informed by management of the Servicer that Series 1993-G was in controlled amortization as of the December 1995 Due Period, and that the amount of principal collections was sufficient to cover the amount owed to Certificateholders during the amortization period, and, as such, the Deficit Controlled Amortization Amount indicated was zero for all applicable Due Periods on the Certificateholder's Payment Date Statement.

3. We have received representation from management of the Servicer that during all Due Periods in 1995, various instances of mispostings, delays in the posting of cardholder transactions and system problems occurred related to the processing of cardholder payments and other transactions. These instances may have resulted in the misstatement of the information included on the reports generated from the cardholder accounting system,

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 7
March 12, 1996


        as well as the information included in each Monthly Servicer's Certificate and each Certificateholder's Payment Date Statement for each Due Period in 1995. We have also received representation from management of the Servicer that all misstatements were corrected when the adjustment was to the benefit of the cardholder. Management's representation also indicated that the aggregate dollar impact of identified mispostings and delays in the posting of cardholder transactions for the entire securitized Portfolio, which were subsequently corrected in the following month, does not exceed $1,226,000. These mispostings and delays in posting did not result in the forfeiture of finance charge receivables allocable to the Certificateholders. The aggregate dollar impact of system problems for the entire securitized Portfolio was approximately $525,000. Approximately $501,000 remains uncorrected, including the forfeiture of finance charge receivables of approximately $500,000 allocable to the Certificateholders. As finance charge receivables allocated to the Certificateholders exceeded amounts to be paid from this allocation, interest paid to Certificateholders was not affected. In management's opinion, these instances of mispostings, delays in the posting of cardholder transactions and system problems are not material, individually or in the aggregate, to the information disclosed in the respective Monthly Servicer's Certificates and Certificateholder's Payment Date Statements.

The foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards. Also, they would not necessarily reveal matters of significance. Accordingly, we make no representations and express no opinion as to: (1) questions of legal interpretation or the sufficiency of the foregoing procedures for your purposes; (2) the sufficiency of the requirements of the Agreement and the Supplement to the Agreement; and (3) the assumptions set forth in the Agreement and the Supplement to the Agreement.

Because the above procedures do not constitute an audit made in accordance with generally accepted auditing standards, we do not express an opinion on the Monthly Servicer's Certificate and the Certificateholder's Payment Date Statement or any of the elements referred to above. Had we performed additional procedures or had we made an audit of the financial statements of the Servicer in accordance with generally accepted auditing standards, other matters might have come to our attention that would have been reported to you. This letter relates only to the elements specified above and does not extend to any financial statements of the Servicer taken as a whole.

This letter is intended solely for the information of the above addressees in connection with Section 3.06(b) of the Agreement and 5.02(a) of the Supplement

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 8
March 12, 1996


to the Agreement, and, without our prior consent, is not to be used, circulated, quoted or otherwise referred to within or without this group for any other purpose. This letter is not to be referred to in whole or in part in any document, except that reference may be made to it in the Form 10-K for the First Chicago Master Trust II.



Very truly yours,


Arthur Andersen LLP

March 12, 1996

Moody's Investors Service, Inc.

Standard and Poor's Corporation

Fitch Investors Service, Inc.

Credit Lyonnais
  New York Branch

FCC National Bank,
  Seller and Servicer

Norwest Bank Minnesota, National
  Association, Trustee on behalf
  of the Certificateholders

                Re: First Chicago Master Trust II, Series 1993-H

Ladies and Gentlemen:

This letter is written at your request pursuant to Section 3.06(b) of the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented (the "Agreement") between FCC National Bank, Seller and Servicer (the "Servicer") and Norwest Bank Minnesota, National Association, Trustee on behalf of the Certificateholders of the First Chicago Master Trust II (the "Trust"), relating to the issuance by the Trust of $700,000,000 of Floating Rate Credit Card Certificates Series 1993-H ("Series 1993-H"). In connection therewith, we have read Sections 3.04(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, the definitions of terms relating thereto, and such other provisions of the Agreement as we deemed necessary for the purposes of this letter. All terms herein are used with the meaning as defined in the Agreement and Supplement. All amounts indicated as "recomputed" herein were based on information from the computer reports of the Servicer, generated from the cardholder accounting system, or information obtained from the Prospectus.

For purposes of this letter, we performed the following agreed-upon procedures:

1. With respect to the amounts shown on the Monthly Servicer's Certificates related to the months of January through December, 1995, with respect to Series 1993-H, referred to in Section 3.04(b) of, and Exhibit D to, the Agreement, we:

           (i) compared the aggregate amount of Collections processed for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 2
March 12, 1996


          (ii) compared the aggregate amount of Collections allocated to Principal Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

         (iii) compared the aggregate amount of Collections allocated to Finance Charge Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

          (iv) recomputed, based on amounts accumulated from the computer reports of the Servicer, the aggregate Interchange Amounts for the applicable Distribution Date and noted agreement;

           (v) recomputed the Invested Percentage of Collections allocated to Principal Receivables for the Due Period and noted agreement;

          (vi) recomputed the Invested Percentage of Collections allocated to Finance Charge Receivables (including Interchange) for the Due Period and noted agreement;

         (vii) recomputed the Invested Percentage with respect to the Investor Default Amount for the Due Period and noted agreement;

        (viii) compared the aggregate amount of drawings or payments, if any, under the Enhancement, required to be made on the next succeeding Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

          (ix) compared the amount of interest due on the Cash Collateral Account loan required to be paid on the applicable Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

          (x) recomputed the portion of the Monthly Servicing Fee payable from Available Funds and the Interchange Monthly Servicing Fee and summed them to arrive at the Monthly Servicing Fee required to be paid on the next succeeding Distribution Date and noted agreement;

          (xi) recomputed the aggregate amount payable to Investor Certificateholders on the succeeding Distribution Date in

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 3
March 12, 1996


                respect of interest based upon the number of days in the applicable Interest Period divided by 360 and the applicable Certificate Rate as provided by the Servicer and noted agreement;

         (xii)  compared the aggregate amount payable to Investor
                Certificateholders on the succeeding Distribution Date in respect of principal to amounts on schedules prepared by the Servicer and noted agreement;

        (xiii) recomputed the excess, if any, of the First Chicago Amount over the Aggregate Principal Receivables required to be maintained pursuant to the Agreement and noted agreement;

         (xiv) recomputed the First Chicago Amount for the Due Period divided by Aggregate Principal Receivables for the Due Period and noted agreement;

          (xv) compared the Minimum First Chicago Interest Percentage to the percent found in Section 3 of the Supplement to the Agreement and noted agreement; and

         (xvi) compared the number of newly originated accounts during each preceding calendar month with the corresponding amounts taken from a computer summary report and noted agreement.

2. With respect to the monthly Certificateholder's Payment Date Statements related to the months of January through December, 1995, with respect to Series 1993-H, referred to in Section 5.02(a) of, and Exhibit B to, the Supplement to the Agreement dated August 1, 1993, we:

           (i) recomputed the total amount of the distribution to the Certificateholders on the applicable Payment Date, per $1,000 interest, and noted agreement;

          (ii)  recomputed the amount of the distribution set forth in paragraph
                A.1. of the Certificateholder's Payment Date Statement in respect of principal and interest on the Certificates, per $1,000 interest, and noted agreement;

         (iii) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage of each Series,

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 4
March 12, 1996


                the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Investor Certificates of all Series and noted agreement;

          (iv) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Certificates and noted agreement;

           (v) recomputed the amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Certificates, per $1,000 interest, and noted agreement;

          (vi) have been informed by management of the Servicer that as of the December 1995 Due Period, Series 1993-G was in controlled amortization. The amount of principal collections was sufficient to cover the amount owed to Series 1993-G Certificateholders during its amortization period, and as such, no sharing of Excess Principal Collections occurred as of the end of the December 1995 Due Period;

         (vii) compared the Aggregate Principal Receivables for the Due Period with respect to the applicable Distribution Date (which reflects the Principal Receivables represented by the Exchangeable Seller's Certificate and by the Investor Certificates of all Series) to amounts on schedules prepared by the Servicer and noted agreement for all Certificateholder's Payment Date Statements, except for a difference of $9 and $.02 in the January 1995 and May 1995 Certificateholder's Payment Date Statements, respectively, and, according to management of the Servicer, the amounts reflected in the Certificateholder's Payment Date Statements are correct;

        (viii) compared the amount of Principal Receivables in the Trust represented by the Certificates (the "Invested Amount") for the Due Period with respect to the applicable Distribution Date to

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 5
March 12, 1996


                amounts on schedules prepared by the Servicer and noted agreement;

          (ix) recomputed the Invested Percentage with respect to Finance Charge Receivables (including Interchange) and Defaulted Receivables for the Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

           (x) recomputed the Invested Percentage with respect to Principal Receivables for the Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

          (xi) compared the Pre-Allocated Invested Amount for the Due Period with respect to the Current Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

         (xii) compared the aggregate amount of outstanding balances in the Accounts which were 30 or more days delinquent as of the end of the Due Period for the applicable Distribution Date to amounts accumulated from the computer reports of the Servicer and noted agreement;

        (xiii) recomputed, based on amounts on schedules prepared by the Servicer, the aggregate amount of all Defaulted Receivables written off as uncollectible during the Due Period with respect to the applicable Distribution Date allocable to the Certificates (the "Investor Default Amount") and noted agreement;

         (xiv) compared the amount of the Investor Charge-Offs per $1,000 interest after reimbursement of any such Investor Charge-Offs for the Due Period with respect to the applicable Distribution Date to the applicable amount on schedules prepared by the Servicer and noted agreement;

          (xv) recomputed, based on amounts on schedules prepared by the Servicer, the amount attributable to Investor Charge-Offs, if any, by which the principal balance of the Certificates exceeds the Invested Amount as of the end of the day on the Record Date with respect to the applicable Distribution Date and noted agreement;

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 6
March 12, 1996


         (xvi) recomputed the amounts of the Monthly Servicing Fee payable from Available Funds payable by the Trust and the Interchange Monthly Service Fee payable to the Servicer for the applicable Distribution Date and noted agreement;

        (xvii) compared the amount, if any, withdrawn from the Cash Collateral Account for the applicable Distribution Date (the "Withdrawal Amount") to the applicable amount on schedules prepared by the Servicer and noted agreement;

       (xviii) compared the amount available to be withdrawn from the Cash Collateral Account (the "Available Cash Collateral Amount") as of the end of the day on the applicable Distribution Date, after giving effect to all withdrawals, deposits and payments to be made in respect of the preceding Due Period to the applicable amount on schedules prepared by the Servicer and noted agreement;

         (xix) recomputed the Available Cash Collateral Amount as computed in item (xviii) above as a percentage of the Invested Amount of the Certificates as of the applicable Due Period and noted agreement;

          (xx) recomputed the Pool Factor as defined by Paragraph C. of the Certificateholder's Payment Date Statement and noted agreement; and

         (xxi) have been informed by management of the Servicer that Series 1993-H was not in controlled amortization or rapid amortization through the end of the December 1995 Due Period and, as such, the Deficit Controlled Amortization Amount indicated was zero for all applicable Due Periods on the Certificateholder's Payment Date Statement.

3. We have received representation from management of the Servicer that during all Due Periods in 1995, various instances of mispostings, delays in the posting of cardholder transactions and system problems occurred related to the processing of cardholder payments and other transactions. These instances may have resulted in the misstatement of the information included on the reports generated from the cardholder accounting system, as well as the information included in each Monthly Servicer's Certificate and each Certificateholder's Payment Date Statement for each

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 7
March 12, 1996


        Due Period in 1995. We have also received representation from management of the Servicer that all misstatements were corrected when the adjustment was to the benefit of the cardholder. Management's representation also indicated that the aggregate dollar impact of identified mispostings and delays in the posting of cardholder transactions for the entire securitized Portfolio, which were subsequently corrected in the following month, does not exceed $1,226,000. These mispostings and delays in posting did not result in the forfeiture of finance charge receivables allocable to the Certificateholders. The aggregate dollar impact of system problems for the entire securitized Portfolio was approximately $525,000. Approximately $501,000 remains uncorrected, including the forfeiture of finance charge receivables of approximately $500,000 allocable to the Certificateholders. As finance charge receivables allocated to the Certificateholders exceeded amounts to be paid from this allocation, interest paid to Certificateholders was not affected. In management's opinion, these instances of mispostings, delays in the posting of cardholder transactions and system problems are not material, individually or in the aggregate, to the information disclosed in the respective Monthly Servicer's Certificates and Certificateholder's Payment Date Statements.

The foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards. Also, they would not necessarily reveal matters of significance. Accordingly, we make no representations and express no opinion as to: (1) questions of legal interpretation or the sufficiency of the foregoing procedures for your purposes; (2) the sufficiency of the requirements of the Agreement and the Supplement to the Agreement; and (3) the assumptions set forth in the Agreement and the Supplement to the Agreement.

Because the above procedures do not constitute an audit made in accordance with generally accepted auditing standards, we do not express an opinion on the Monthly Servicer's Certificate and the Certificateholder's Payment Date Statement or any of the elements referred to above. Had we performed additional procedures or had we made an audit of the financial statements of the Servicer in accordance with generally accepted auditing standards, other matters might have come to our attention that would have been reported to you. This letter relates only to the elements specified above and does not extend to any financial statements of the Servicer taken as a whole.

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 8
March 12, 1996


This letter is intended solely for the information of the above addressees in connection with Section 3.06(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, and, without our prior consent, is not to be used, circulated, quoted or otherwise referred to within or without this group for any other purpose. This letter is not to be referred to in whole or in part in any document, except that reference may be made to it in the Form 10-K for the First Chicago Master Trust II.

Very truly yours,

Arthur Andersen LLP

March 12, 1996

Moody's Investors Service, Inc.

Standard and Poor's Corporation

Fitch Investors Service, Inc.

The Industrial Bank of Japan, Limited
Chicago Branch

FCC National Bank,
Seller and Servicer

Norwest Bank Minnesota, National
Association, Trustee on behalf
of the Certificateholders

               Re:  First Chicago Master Trust II, Series 1994-I

Ladies and Gentlemen:

This letter is written at your request pursuant to Section 3.06(b) of the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented (the "Agreement") between FCC National Bank, Seller and Servicer (the "Servicer") and Norwest Bank Minnesota, National Association, Trustee on behalf of the Certificateholders of the First Chicago Master Trust II (the "Trust"), relating to the issuance by the Trust of $500,000,000 of Floating Rate Asset Backed Certificates Series 1994-I ("Series 1994-I"). In connection therewith, we have read Sections 3.04(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, the definitions of terms relating thereto, and such other provisions of the Agreement as we deemed necessary for the purposes of this letter. All terms herein are used with the meaning as defined in the Agreement and Supplement. All amounts indicated as "recomputed" herein were based on information from the computer reports of the Servicer, generated from the cardholder accounting system, or information obtained from the Prospectus.

For purposes of this letter, we performed the following agreed-upon procedures:

    1. With respect to the amounts shown on the Monthly Servicer's Certificates related to the months of January through December, 1995, with respect to Series 1994-I, referred to in Section 3.04(b) of, and Exhibit D to, the Agreement, we:

         (i) compared the aggregate amounts of Collections processed for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 2
March 12, 1996


        (ii) compared the aggregate amount of Collections allocated to Principal Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

        (iii) compared the aggregate amount of Collections allocated to Finance Charge Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

        (iv) recomputed, based on amounts accumulated from the computer reports of the Servicer, the aggregate Interchange Amounts for the applicable Distribution Date and noted agreement;

         (v) recomputed the Invested Percentage of Collections allocated to Principal Receivables for the Due Period and noted agreement;

        (vi) recomputed the Invested Percentage of Collections allocated to Finance Charge Receivables (including Interchange) for the Due Period and noted agreement;

        (vii) recomputed the Invested Percentage with respect to the Investor Default Amount for the Due Period and noted agreement;

       (viii) compared the aggregate amount of drawings or payments, if any, under the Enhancement, required to be made on the next succeeding Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

        (ix) compared the amount of interest due on the Cash Collateral Account loan required to be paid on the applicable Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

         (x) recomputed the portion of the Monthly Servicing Fee payable from Available Funds and the Interchange Monthly Servicing Fee and summed them to arrive at the Monthly Servicing Fee required to be paid on the next succeeding Distribution Date and noted agreement;

        (xi)  recomputed the aggregate amount payable to Investor
              Certificateholders on the succeeding Distribution Date in respect

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 3
March 12, 1996


              of interest based upon the number of days in the applicable Interest Period divided by 360 and the applicable Certificate Rate as provided by the Servicer and noted agreement;

        (xii) compared the aggregate amount payable to Investor
              Certificateholders on the succeeding Distribution Date in respect of principal to amounts on schedules prepared by the Servicer and noted agreement;

       (xiii) recomputed the excess, if any, of the First Chicago Amount over the Aggregate Principal Receivables required to be maintained pursuant to the Agreement and noted agreement;

        (xiv) recomputed the First Chicago Amount for the Due Period divided by Aggregate Principal Receivables for the Due Period and noted agreement;

        (xv) compared the Minimum First Chicago Interest Percentage to the percent found in Section 3 of the Supplement to the Agreement and noted agreement; and

        (xvi) compared the number of newly originated accounts during each preceding calendar month with the corresponding amounts taken from a computer summary report and noted agreement.

     2. With respect to the monthly Certificateholder's Payment Date Statements related to the months of January through December, 1995, with respect to Series 1994-I, referred to in Section 5.02(a) of, and Exhibit B to, the Supplement to the Agreement dated May 1, 1994, we:

         (i) recomputed the total amount of the distribution to the Certificateholders on the applicable Payment Date, per $1,000 interest, and noted agreement;

         (ii) recomputed the amount of the distribution set forth in paragraph A.1. of the Certificateholder's Payment Date Statement in respect of principal and interest on the Certificates, per $1,000 interest, and noted agreement;

        (iii) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage of each Series,

FCC National Bank
Norwest Bank Minnesota,
  National Association
Pages 4
March 12, 1996


              the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Investor Certificates of all Series and noted agreement;

         (iv) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Certificates and noted agreement;

          (v) recomputed the amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Certificates, per $1,000 interest, and noted agreement;

         (vi) noted, based on amounts on schedules prepared by the Servicer that none of Series 1994-I, 1994-J, 1994-K, 1994-L, 1995-M, 1995-
              N, 1995-O and 1995-P (for the months each respective Series was outstanding during 1995) had a Deficiency of Finance Charge Receivables allocated in respect of the Certificates, and as such, the Excess Finance Charges allocated in respect of the Series 1994-I Certificates was zero;

        (vii) have been informed by management of the Servicer that as of the December 1995 Due Period, Series 1993-G was in controlled amortization. The amount of principal collections was sufficient to cover the amount owed to Series 1993-G Certificateholders during its amortization period, and as such, no sharing of Excess Principal Collections occurred as of the end of the December 1995 Due Period;

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 5
March 12, 1996



      (viii) compared the Aggregate Principal Receivables for the Due Period with respect to the applicable Distribution Date (which reflects the Principal Receivables represented by the Exchangeable Seller's Certificate and by the Investor Certificates of all Series) to amounts on schedules prepared by the Servicer and noted agreement for all Certificateholder's Payment Date Statements, except for a difference of $9 and $.02 in the January 1995 and May 1995 Certificateholder's Payment Date Statements, respectively, and, according to management of the Servicer, the amounts reflected in the Certificateholder's Payment Date Statements are correct;

         (ix) compared the amount of Principal Receivables in the Trust represented by the Certificates (the "Invested Amount") for the Due Period with respect to the applicable Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

         (x) recomputed the Invested Percentage with respect to Finance Charge Receivables (including Interchange) and Defaulted Receivables for the Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

         (xi) recomputed the Invested Percentage with respect to Principal Receivables for the Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

        (xii) compared the aggregate amount of outstanding balances in the Accounts which were 30 or more days delinquent as of the end of the Due Period for the applicable Distribution Date to amounts accumulated from the computer reports of the Servicer and noted agreement;

        (xiii)recomputed, based on amounts on schedules prepared by the Servicer, the aggregate amount of all Defaulted Receivables written off as uncollectible during the Due Period with respect to the applicable Distribution Date allocable to the Certificates (the "Investor Default Amount") and noted agreement;

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 6
March 12, 1996


        (xiv) compared the amount of the Investor Charge-Offs per $1,000 interest after reimbursement of any such Investor Charge-Offs for the Due Period with respect to the applicable Distribution Date to the applicable amount on schedules prepared by the Servicer and noted agreement;

         (xv) recomputed, based on amounts on schedules prepared by the Servicer, the amount attributable to Investor Charge-Offs, if any, by which the principal balance of the Certificates exceeds the Invested Amount as of the end of the day on the Record Date with respect to the applicable Distribution Date and noted agreement;

        (xvi) recomputed the amounts of the Monthly Servicing Fee payable from Available Funds payable by the Trust and the Interchange Monthly Service Fee payable to the Servicer for the applicable Distribution Date and noted agreement;

        (xvii)compared the amount, if any, withdrawn from the Cash Collateral Account for the applicable Distribution Date (the "Withdrawal Amount") to the applicable amount on schedules prepared by the Servicer and noted agreement;

       (xviii)compared the amount available to be withdrawn from the Cash
              Collateral Account (the "Available Cash Collateral Amount") as of the end of the day on the applicable Distribution Date, after giving effect to all withdrawals, deposits and payments to be made in respect of the preceding Due Period to the applicable amount on schedules prepared by the Servicer and noted agreement;

        (xix) recomputed the Available Cash Collateral Amount as computed in item (xviii) above as a percentage of the Invested Amount of the Certificates as of the applicable Due Period and noted agreement;

         (xx) recomputed the Pool Factor as defined by Paragraph C. of the Certificateholder's Payment Date Statement and noted agreement; and

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 7
March 12, 1996


        (xxi) have been informed by management of the Servicer that Series 1994-I was not in controlled amortization or rapid amortization through the end of the December 1995 Due Period and, as such, the Deficit Controlled Amortization Amount indicated was zero for all applicable Due Periods on the Certificateholder's Payment Date Statement.

     3. We have received representation from management of the Servicer that during all Due Periods in 1995, various instances of mispostings, delays in the posting of cardholder transactions and system problems occurred related to the processing of cardholder payments and other transactions. These instances may have resulted in the misstatement of the information included on the reports generated from the cardholder accounting system, as well as the information included in each Monthly Servicer's Certificate and each Certificateholder's Payment Date Statement for each Due Period in 1995. We have also received representation from management of the Servicer that all misstatements were corrected when the adjustment was to the benefit of the cardholder. Management's representation also indicated that the aggregate dollar impact of identified mispostings and delays in the posting of cardholder transactions for the entire securitized Portfolio, which were subsequently corrected in the following month, does not exceed $1,226,000. These mispostings and delays in posting did not result in the forfeiture of finance charge receivables allocable to the Certificateholders. The aggregate dollar impact of system problems for the entire securitized Portfolio was approximately $525,000. Approximately $501,000 remains uncorrected, including the forfeiture of finance charge receivables of approximately $500,000 allocable to the Certificateholders. As finance charge receivables allocated to the Certificateholders exceeded amounts to be paid from this allocation, interest paid to Certificateholders was not affected. In management's opinion, these instances of mispostings, delays in the posting of cardholder transactions and system problems are not material, individually or in the aggregate, to the information disclosed in the respective Monthly Servicer's Certificates and Certificateholder's Payment Date Statements.

The foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards. Also, they would not necessarily reveal matters of significance. Accordingly, we make no representations and express no opinion as to: (1) questions of legal interpretation or the sufficiency of the foregoing procedures for your purposes; (2) the sufficiency of the requirements of the Agreement and the Supplement to the Agreement; and (3) the assumptions set forth in the Agreement and the Supplement to the Agreement.

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 8
March 12, 1996


Because the above procedures do not constitute an audit made in accordance with generally accepted auditing standards, we do not express an opinion on the Monthly Servicer's Certificate and the Certificateholder's Payment Date Statement or any of the elements referred to above. Had we performed additional procedures or had we made an audit of the financial statements of the Servicer in accordance with generally accepted auditing standards, other matters might have come to our attention that would have been reported to you. This letter relates only to the elements specified above and does not extend to any financial statements of the Servicer taken as a whole.

This letter is intended solely for the information of the above addressees in connection with Section 3.06(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, and, without our prior consent, is not to be used, circulated, quoted or otherwise referred to within or without this group for any other purpose. This letter is not to be referred to in whole or in part in any document, except that reference may be made to it in the Form 10-K for the First Chicago Master Trust II.

Very truly yours,

Arthur Andersen LLP

March 12, 1996

Moody's Investors Service, Inc.

Standard and Poor's Corporation

Fitch Investors Service, Inc.

The Industrial Bank of Japan, Limited
  Chicago Branch

FCC National Bank,
  Seller and Servicer

Norwest Bank Minnesota, National
  Association, Trustee on behalf
  of the Certificateholders

                Re: First Chicago Master Trust II, Series 1994-J

Ladies and Gentlemen:

This letter is written at your request pursuant to Section 3.06(b) of the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented (the "Agreement") between FCC National Bank, Seller and Servicer (the "Servicer") and Norwest Bank Minnesota, National Association, Trustee on behalf of the Certificateholders of the First Chicago Master Trust II (the "Trust"), relating to the issuance by the Trust of $500,000,000 of Floating Rate Asset Backed Certificates Series 1994-J ("Series 1994-J"). In connection therewith, we have read Sections 3.04(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, the definitions of terms relating thereto, and such other provisions of the Agreement as we deemed necessary for the purposes of this letter. All terms herein are used with the meaning as defined in the Agreement and Supplement. All amounts indicated as "recomputed" herein were based on information from the computer reports of the Servicer, generated from the cardholder accounting system, or information obtained from the Prospectus.

For purposes of this letter, we performed the following agreed-upon procedures:

1. With respect to the amounts shown on the Monthly Servicer's Certificates related to the months of January through December, 1995, with respect to Series 1994-J, referred to in Section 3.04(b) of, and Exhibit D to, the Agreement, we:

           (i) compared the aggregate amount of Collections processed for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 2
March 12, 1996


          (ii) compared the aggregate amount of Collections allocated to Principal Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

         (iii) compared the aggregate amount of Collections allocated to Finance Charge Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

          (iv) recomputed, based on amounts accumulated from the computer reports of the Servicer, the aggregate Interchange Amounts for the applicable Distribution Date and noted agreement;

           (v) recomputed the Invested Percentage of Collections allocated to Principal Receivables for the Due Period and noted agreement;

          (vi) recomputed the Invested Percentage of Collections allocated to Finance Charge Receivables (including Interchange) for the Due Period and noted agreement;

         (vii) recomputed the Invested Percentage with respect to the Investor Default Amount for the Due Period and noted agreement;

        (viii) compared the aggregate amount of drawings or payments, if any, under the Enhancement, required to be made on the next succeeding Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

          (ix) compared the amount of interest due on the Cash Collateral Account loan required to be paid on the applicable Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

           (x) recomputed the portion of the Monthly Servicing Fee payable from Available Funds and the Interchange Monthly Servicing Fee and summed them to arrive at the Monthly Servicing Fee required to be paid on the next succeeding Distribution Date and noted agreement;

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 3
March 12, 1996


          (xi) recomputed the aggregate amount payable to Investor Certificateholders on the succeeding Distribution Date in respect of interest based upon the number of days in the applicable Interest Period divided by 360 and the applicable Certificate Rate as provided by the Servicer and noted agreement;

         (xii)  compared the aggregate amount payable to Investor
                Certificateholders on the succeeding Distribution Date in respect of principal to amounts on schedules prepared by the Servicer and noted agreement;

        (xiii) recomputed the excess, if any, of the First Chicago Amount over the Aggregate Principal Receivables required to be maintained pursuant to the Agreement and noted agreement;

         (xiv) recomputed the First Chicago Amount for the Due Period divided by Aggregate Principal Receivables for the Due Period and noted agreement;

          (xv) compared the Minimum First Chicago Interest Percentage to the percent found in Section 3 of the Supplement to the Agreement and noted agreement; and

         (xvi) compared the number of newly originated accounts during each preceding calendar month with the corresponding amounts taken from a computer summary report and noted agreement.

2. With respect to the monthly Certificateholder's Payment Date Statements related to the months of January through December, 1995, with respect to Series 1994-J, referred to in Section 5.02(a) of, and Exhibit B to, the Supplement to the Agreement dated May 1, 1994, we:

           (i) recomputed the total amount of the distribution to the Certificateholders on the applicable Payment Date, per $1,000 interest, and noted agreement;

          (ii)  recomputed the amount of the distribution set forth in Paragraph
                A.1. of the Certificateholder's Payment Date Statement in respect of principal and interest on the Certificates, per $1,000 interest, and noted agreement;

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 4
March 12, 1996


         (iii) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage of each Series, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Investor Certificates of all Series and noted agreement;

          (iv) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Certificates and noted agreement;

           (v) recomputed the amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Certificates, per $1,000 interest, and noted agreement;

          (vi) noted, based on amounts on schedules prepared by the Servicer, that none of Series 1994-I, 1994-J, 1994-K, 1994-L, 1995-M,
                1995-N, 1995-O and 1995-P (for the months each respective Series was outstanding during 1995) had a Deficiency of Finance Charge Receivables allocated in respect of the Certificates and as such, the Excess Finance Charges allocated in respect of the Series 1994-J Certificates was zero;

         (vii) have been informed by management of the Servicer that as of the December 1995 Due Period, Series 1993-G was in controlled amortization. The amount of principal collections was sufficient to cover the amount owed to Series 1993-G Certificateholders during its amortization period, and as such, no sharing of Excess Principal Collections occurred as of the end of the December 1995 Due Period;

        (viii) compared the Aggregate Principal Receivables for the Due Period with respect to the applicable Distribution Date (which reflects the Principal Receivables represented by the Exchangeable Seller's Certificate and by the Investor Certificates of all Series) to amounts on schedules prepared by the Servicer and noted

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 5
March 12, 1996


                agreement for all Certificateholder's Payment Date Statements, except for a difference of $9 and $.02 in the January 1995 and May 1995 Certificateholder's Payment Date Statements, respectively, and, according to management of the Servicer, the amounts reflected in the Certificateholder's Payment Date Statements are correct;

          (ix) compared the amount of Principal Receivables in the Trust represented by the Certificates (the "Invested Amount") for the Due Period with respect to the applicable Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

           (x) recomputed the Invested Percentage with respect to Finance Charge Receivables (including Interchange) and Defaulted Receivables for the Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

          (xi) recomputed the Invested Percentage with respect to Principal Receivables for the Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

         (xii) compared the aggregate amount of outstanding balances in the Accounts which were 30 or more days delinquent as of the end of the Due Period for the applicable Distribution Date to amounts accumulated from the computer reports of the Servicer and noted agreement;

        (xiii) recomputed, based on amounts on schedules prepared by the Servicer, the aggregate amount of all Defaulted Receivables written off as uncollectible during the Due Period with respect to the applicable Distribution Date allocable to the Certificates (the "Investor Default Amount") and noted agreement;

         (xiv) compared the amount of the Investor Charge-Offs per $1,000 interest after reimbursement of any such Investor Charge-Offs for the Due Period with respect to the applicable Distribution Date to the applicable amount on schedules prepared by the Servicer and noted agreement;

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 6
March 12, 1996



          (xv) recomputed, based on amounts on schedules prepared by the Servicer, the amount attributable to Investor Charge-Offs, if any, by which the principal balance of the Certificates exceeds the Invested Amount as of the end of the day on the Record Date with respect to the applicable Distribution Date and noted agreement;

         (xvi) recomputed the amounts of the Monthly Servicing Fee payable from Available Funds payable by the Trust and the Interchange Monthly Service Fee payable to the Servicer for the applicable Distribution Date and noted agreement;

        (xvii) compared the amount, if any, withdrawn from the Cash Collateral Account for the applicable Distribution Date (the "Withdrawal Amount") to the applicable amount on schedules prepared by the Servicer and noted agreement;

       (xviii) compared the amount available to be withdrawn from the Cash Collateral Account (the "Available Cash Collateral Amount") as of the end of the day on the applicable Distribution Date, after giving effect to all withdrawals, deposits and payments to be made in respect of the preceding Due Period to the applicable amount on schedules prepared by the Servicer and noted agreement;

         (xix) recomputed the Available Cash Collateral Amount as computed in item (xviii) above as a percentage of the Invested Amount of the Certificates as of the applicable Due Period and noted agreement;

          (xx) recomputed the Pool Factor as defined by Paragraph C. of the Certificateholder's Payment Date Statement and noted agreement; and

         (xxi) have been informed by management of the Servicer that Series 1994-J was not in controlled amortization or rapid amortization through the end of the December 1995 Due Period and, as such, the Deficit Controlled Amortization Amount indicated was zero for all applicable Due Periods on the Certificateholder's Payment Date Statement.

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 7
March 12, 1996


3. We have received representation from management of the Servicer that during all Due Periods in 1995, various instances of mispostings, delays in the posting of cardholder transactions and system problems occurred related to the processing of cardholder payments and other transactions. These instances may have resulted in the misstatement of the information included on the reports generated from the cardholder accounting system, as well as the information included in each Monthly Servicer's Certificate and each Certificateholder's Payment Date Statement for each Due Period in 1995. We have also received representation from management of the Servicer that all misstatements were corrected when the adjustment was to the benefit of the cardholder. Management's representation also indicated that the aggregate dollar impact of identified mispostings and delays in the posting of cardholder transactions for the entire securitized Portfolio, which were subsequently corrected in the following month, does not exceed $1,226,000. These mispostings and delays in posting did not result in the forfeiture of finance charge receivables allocable to the Certificateholders. The aggregate dollar impact of system problems for the entire securitized Portfolio was approximately $525,000. Approximately $501,000 remains uncorrected, including the forfeiture of finance charge receivables of approximately $500,000 allocable to the Certificateholders. As finance charge receivables allocated to the Certificateholders exceeded amounts to be paid from this allocation, interest paid to Certificateholders was not affected. In management's opinion, these instances of mispostings, delays in the posting of cardholder transactions and system problems are not material, individually or in the aggregate, to the information disclosed in the respective Monthly Servicer's Certificates and Certificateholder's Payment Date Statements.

The foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards. Also, they would not necessarily reveal matters of significance. Accordingly, we make no representations and express no opinion as to: (1) questions of legal interpretation or the sufficiency of the foregoing procedures for your purposes; (2) the sufficiency of the requirements of the Agreement and the Supplement to the Agreement; and (3) the assumptions set forth in the Agreement and the Supplement to the Agreement.

Because the above procedures do not constitute an audit made in accordance with generally accepted auditing standards, we do not express an opinion on the Monthly Servicer's Certificate and the Certificateholder's Payment Date Statement or any of the elements referred to above. Had we performed additional procedures or had we made an audit of the financial statements of the Servicer

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 8
March 12, 1996


in accordance with generally accepted auditing standards, other matters might have come to our attention that would have been reported to you. This letter relates only to the elements specified above and does not extend to any financial statements of the Servicer taken as a whole.

This letter is intended solely for the information of the above addressees in connection with Section 3.06(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, and, without our prior consent, is not to be used, circulated, quoted or otherwise referred to within or without this group for any other purpose. This letter is not to be referred to in whole or in part in any document, except that reference may be made to it in the Form 10-K for the First Chicago Master Trust II.

Very truly yours,

Arthur Andersen LLP

March 12, 1996

Moody's Investors Service, Inc.

Standard and Poor's Corporation

Fitch Investors Service, Inc.

Credit Suisse
  New York Branch

FCC National Bank,
  Seller and Servicer

Norwest Bank Minnesota, National
  Association, Trustee on behalf
  of the Certificateholders

                Re: First Chicago Master Trust II, Series 1994-K

Ladies and Gentlemen:

This letter is written at your request pursuant to Section 3.06(b) of the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented (the "Agreement") between FCC National Bank, Seller and Servicer (the "Servicer") and Norwest Bank Minnesota, National Association, Trustee on behalf of the Certificateholders of the First Chicago Master Trust II (the "Trust"), relating to the issuance by the Trust of $500,000,000 of Floating Rate Credit Card Certificates Series 1994-K ("Series 1994-K"). In connection therewith, we have read Sections 3.04(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, the definitions of terms relating thereto, and such other provisions of the Agreement as we deemed necessary for the purposes of this letter. All terms herein are used with the meaning as defined in the Agreement and Supplement. All amounts indicated as "recomputed" herein were based on information from the computer reports of the Servicer, generated from the cardholder accounting system, or information obtained from the Prospectus.

For purposes of this letter, we performed the following agreed-upon procedures:

1. With respect to the amounts shown on the Monthly Servicer's Certificates related to the months of January through December, 1995, with respect to Series 1994-K, referred to in Section 3.04(b) of, and Exhibit D to, the Agreement, we:

           (i) compared the aggregate amount of Collections processed for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 2
March 12, 1996


          (ii) compared the aggregate amount of Collections allocated to Principal Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

         (iii) compared the aggregate amount of Collections allocated to Finance Charge Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

          (iv) recomputed, based on amounts accumulated from the computer reports of the Servicer, the aggregate Interchange Amounts for the applicable Distribution Date and noted agreement;

           (v) recomputed the Invested Percentage of Collections allocated to Principal Receivables for the Due Period and noted agreement;

          (vi) recomputed the Invested Percentage of Collections allocated to Finance Charge Receivables (including Interchange) for the Due Period and noted agreement;

         (vii) recomputed the Invested Percentage with respect to the Investor Default Amount for the Due Period and noted agreement;

        (viii) compared the aggregate amount of drawings or payments, if any, under the Enhancement, required to be made on the next succeeding Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

          (ix) compared the amount of interest due on the Cash Collateral Account loan required to be paid on the applicable Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

           (x) recomputed the portion of the Monthly Servicing Fee payable from Available Funds and the Interchange Monthly Servicing Fee and summed them to arrive at the Monthly Servicing Fee required to be paid on the next succeeding Distribution Date and noted agreement;

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 3
March 12, 1996


          (xi) recomputed the aggregate amount payable to Investor Certificateholders on the succeeding Distribution Date in respect of interest based upon the number of days in the applicable Interest Period divided by 360 and the applicable Certificate Rate as provided by the Servicer and noted agreement;

         (xii)  compared the aggregate amount payable to Investor
                Certificateholders on the succeeding Distribution Date in respect of principal to amounts on schedules prepared by the Servicer and noted agreement;

        (xiii) recomputed the excess, if any, of the First Chicago Amount over the Aggregate Principal Receivables required to be maintained pursuant to the Agreement and noted agreement;

         (xiv) recomputed the First Chicago Amount for the Due Period divided by Aggregate Principal Receivables for the Due Period and noted agreement;

          (xv) compared the Minimum First Chicago Interest Percentage to the percent found in Section 3 of the Supplement to the Agreement and noted agreement; and

         (xvi) compared the number of newly originated accounts during each preceding calendar month with the corresponding amounts taken from a computer summary report and noted agreement.

2. With respect to the monthly Certificateholder's Payment Date Statements related to the months of January through December, 1995, with respect to Series 1994-K, referred to in Section 5.02(a) of, and Exhibit B to, the Supplement to the Agreement dated August 1, 1994, we:

           (i) recomputed the total amount of the distribution to the Certificateholders on the applicable Payment Date, per $1,000 interest, and noted agreement;

          (ii)  recomputed the amount of the distribution set forth in paragraph
                A.1. of the Certificateholder's Payment Date Statement in respect of principal and interest on the Certificates, per $1,000 interest, and noted agreement;

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 4
March 12, 1996


         (iii) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage of each Series, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Investor Certificates of all Series and noted agreement;

          (iv) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Certificates and noted agreement;

           (v) recomputed the amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Certificates, per $1,000 interest, and noted agreement;

          (vi) noted, based on amounts on schedules prepared by the Servicer that none of Series 1994-I, 1994-J, 1994-K, 1994-L, 1995-M,
                1995-N, 1995-O and 1995-P (for the months each respective Series was outstanding during 1995) had a Deficiency of Finance Charge Receivables allocated in respect of the Certificates, and as such, the Excess Finance Charges allocated in respect of the Series 1994-K Certificates was zero;

         (vii) have been informed by management of the Servicer that as of the December 1995 Due Period, Series 1993-G was in controlled amortization. The amount of principal collections was sufficient to cover the amount owed to Series 1993-G Certificateholders during its amortization period, and, as such, no sharing of Excess Principal Collections occurred as of the end of the December 1995 Due Period;

        (viii) compared the Aggregate Principal Receivables for the Due Period with respect to the applicable Distribution Date (which reflects the Principal Receivables represented by the Exchangeable Seller's Certificate and by the Investor Certificates of all

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 5
March 12, 1996



                Series) to amounts on schedules prepared by the Servicer and noted agreement for all Certificateholder's Payment Date Statements, except for a difference of $9 and $.02 in the January 1995 and May 1995 Certificateholder's Payment Date Statements, respectively, and, according to management of the Servicer, the amounts reflected in the Certificateholder's Payment Date Statements, are correct;

          (ix) compared the amount of Principal Receivables in the Trust represented by the Certificates (the "Invested Amount") for the Due Period with respect to the applicable Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

           (x) recomputed the Invested Percentage with respect to Finance Charge Receivables (including Interchange) and Defaulted Receivables for the Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

          (xi) recomputed the Invested Percentage with respect to Principal Receivables for the Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

         (xii) compared the aggregate amount of outstanding balances in the Accounts which were 30 or more days delinquent as of the end of the Due Period for the applicable Distribution Date to amounts accumulated from the computer reports of the Servicer and noted agreement;

        (xiii) recomputed, based on amounts on schedules prepared by the Servicer, the aggregate amount of all Defaulted Receivables written off as uncollectible during the Due Period with respect to the applicable Distribution Date allocable to the Certificates (the "Investor Default Amount") and noted agreement;

         (xiv) compared the amount of the Investor Charge-Offs per $1,000 interest after reimbursement of any such Investor Charge-Offs for the Due Period with respect to the applicable Distribution Date to the applicable amount on schedules prepared by the Servicer and noted agreement;

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 6
March 12, 1996


          (xv) recomputed, based on amounts on schedules prepared by the Servicer, the amount attributable to Investor Charge-Offs, if any, by which the principal balance of the Certificates exceeds the Invested Amount as of the end of the day on the Record Date with respect to the applicable Distribution Date and noted agreement;

         (xvi) recomputed the amounts of the Monthly Servicing Fee payable from Available Funds payable by the Trust and the Interchange Monthly Service Fee payable to the Servicer for the applicable Distribution Date and noted agreement;

        (xvii) compared the amount, if any, withdrawn from the Cash Collateral Account for the applicable Distribution Date (the "Withdrawal Amount") to the applicable amount on schedules prepared by the Servicer and noted agreement;

       (xviii) compared the amount available to be withdrawn from the Cash Collateral Account (the "Available Cash Collateral Amount") as of the end of the day on the applicable Distribution Date, after giving effect to all withdrawals, deposits and payments to be made in respect of the preceding Due Period to the applicable amount on schedules prepared by the Servicer and noted agreement;

         (xix) recomputed the Available Cash Collateral Amount as computed in item (xviii) above as a percentage of the Invested Amount of the Certificates as of the applicable Due Period and noted agreement;

          (xx) recomputed the Pool Factor as defined by Paragraph C. of the Certificateholder's Payment Date Statement and noted agreement; and

         (xxi) have been informed by management of the Servicer that Series 1994-K was not in controlled amortization or rapid amortization through the end of the December 1995 Due Period and, as such, the Deficit Controlled Amortization Amount indicated was zero for all applicable Due Periods on the Certificateholder's Payment Date Statement.

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 7
March 12, 1996



3. We have received representation from management of the Servicer that during all Due Periods in 1995, various instances of mispostings, delays in the posting of cardholder transactions and system problems occurred related to the processing of cardholder payments and other transactions. These instances may have resulted in the misstatement of the information included on the reports generated from the cardholder accounting system, as well as the information included in each Monthly Servicer's Certificate and each Certificateholder's Payment Date Statement for each Due Period in 1995. We have also received representation from management of the Servicer that all misstatements were corrected when the adjustment was to the benefit of the cardholder. Management's representation also indicated that the aggregate dollar impact of identified mispostings and delays in the posting of cardholder transactions for the entire securitized Portfolio, which were subsequently corrected in the following month, does not exceed $1,226,000. These mispostings and delays in posting did not result in the forfeiture of finance charge receivables allocable to the Certificateholders. The aggregate dollar impact of system problems for the entire securitized Portfolio was approximately $525,000. Approximately $501,000 remains uncorrected, including the forfeiture of finance charge receivables of approximately $500,000 allocable to the Certificateholders. As finance charge receivables allocated to the Certificateholders exceeded amounts to be paid from this allocation, interest paid to Certificateholders was not affected. In management's opinion, these instances of mispostings, delays in the posting of cardholder transactions and system problems are not material, individually or in the aggregate, to the information disclosed in the respective Monthly Servicer's Certificates and Certificateholder's Payment Date Statements.

The foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards. Also, they would not necessarily reveal matters of significance. Accordingly, we make no representations and express no opinion as to: (1) questions of legal interpretation or the sufficiency of the foregoing procedures for your purposes; (2) the sufficiency of the requirements of the Agreement and the Supplement to the Agreement; and (3) the assumptions set forth in the Agreement and the Supplement to the Agreement.

Because the above procedures do not constitute an audit made in accordance with generally accepted auditing standards, we do not express an opinion on the Monthly Servicer's Certificate and the Certificateholder's Payment Date Statement or any of the elements referred to above. Had we performed additional procedures or had we made an audit of the financial statements of the Servicer in accordance with generally accepted auditing standards, other

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 8
March 12, 1996





matters might have come to our attention that would have been reported to you. This letter relates only to the elements specified above and does not extend to any financial statements of the Servicer taken as a whole.

This letter is intended solely for the information of the above addressees in connection with Section 3.06(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, and, without our prior consent, is not to be used, circulated, quoted or otherwise referred to within or without this group for any other purpose. This letter is not to be referred to in whole or in part in any document, except that reference may be made to it in the Form 10-K for the First Chicago Master Trust II.

Very truly yours,

Arthur Andersen LLP

March 12, 1996

Moody's Investors Service, Inc.

Standard and Poor's Corporation

Fitch Investors Service, Inc.

Credit Suisse
  New York Branch

FCC National Bank,
  Seller and Servicer

Norwest Bank Minnesota, National
  Association, Trustee on behalf
  of the Certificateholders

                Re: First Chicago Master Trust II, Series 1994-L

Ladies and Gentlemen:

This letter is written at your request pursuant to Section 3.06(b) of the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented (the "Agreement") between FCC National Bank, Seller and Servicer (the "Servicer") and Norwest Bank Minnesota, National Association, Trustee on behalf of the Certificateholders of the First Chicago Master Trust II (the "Trust"), relating to the issuance by the Trust of $500,000,000 of 7.15% Credit Card Certificates Series 1994-L ("Series 1994-L"). In connection therewith, we have read Sections 3.04(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, the definitions of terms relating thereto, and such other provisions of the Agreement as we deemed necessary for the purposes of this letter. All terms herein are used with the meaning as defined in the Agreement and Supplement. All amounts indicated as "recomputed" herein were based on information from the computer reports of the Servicer, generated from the cardholder accounting system, or information obtained from the Prospectus.

For purposes of this letter, we performed the following agreed-upon procedures:

1. With respect to the amounts shown on the Monthly Servicer's Certificates related to the months of January through December, 1995, with respect to Series 1994-L, referred to in Section 3.04(b) of, and Exhibit D to, the Agreement, we:

            (i) compared the aggregate amount of Collections processed for the
                Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 2
March 12, 1996


           (ii) compared the aggregate amount of Collections allocated to Principal Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

          (iii) compared the aggregate amount of Collections allocated to Finance Charge Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

           (iv) recomputed, based on amounts accumulated from the computer reports of the Servicer, the aggregate Interchange Amounts for the applicable Distribution Date and noted agreement;

            (v) recomputed the Invested Percentage of Collections allocated to
                Principal Receivables for the Due Period and noted agreement;

           (vi) recomputed the Invested Percentage of Collections allocated to Finance Charge Receivables (including Interchange) for the Due Period and noted agreement;

          (vii) recomputed the Invested Percentage with respect to the Investor Default Amount for the Due Period and noted agreement;

         (viii) compared the aggregate amount of drawings or payments, if any, under the Enhancement, required to be made on the next succeeding Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

           (ix) compared the amount of interest due on the Cash Collateral Account loan required to be paid on the applicable Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

            (x) recomputed the portion of the Monthly Servicing Fee payable from
                Available Funds and the Interchange Monthly Servicing Fee and summed them to arrive at the Monthly Servicing Fee required to be paid on the next succeeding Distribution Date and noted agreement;

           (xi) recomputed the aggregate amount payable to Investor Certificateholders on the succeeding Distribution Date in

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 3
March 12, 1996


                respect of interest based upon 30 days in the applicable Interest Period divided by 360 and the applicable Certificate Rate as provided by the Servicer and noted agreement;

          (xii) compared the aggregate amount payable to Investor
                Certificateholders on the succeeding Distribution Date in respect of principal to amounts on schedules prepared by the Servicer and noted agreement;

         (xiii) recomputed the excess, if any, of the First Chicago Amount over the Aggregate Principal Receivables required to be maintained pursuant to the Agreement and noted agreement;

          (xiv) recomputed the First Chicago Amount for the Due Period divided by Aggregate Principal Receivables for the Due Period and noted agreement;

           (xv) compared the Minimum First Chicago Interest Percentage to the percent found in Section 3 of the Supplement to the Agreement and noted agreement; and

          (xvi) compared the number of newly originated accounts during each preceding calendar month with the corresponding amounts taken from a computer summary report and noted agreement.

2. With respect to the monthly Certificateholder's Payment Date Statements related to the months of January through December, 1995, with respect to Series 1994-L, referred to in Section 5.02(a) of, and Exhibit B to, the Supplement to the Agreement dated August 1, 1994, we:

            (i) recomputed the total amount of the distribution to the
                Certificateholders on the applicable Payment Date, per $1,000 interest, and noted agreement;

           (ii) recomputed the amount of the distribution set forth in paragraph
                A.1. of the Certificateholder's Payment Date Statement in respect of principal and interest on the Certificates, per $1,000 interest, and noted agreement;

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 4
March 12, 1996



          (iii) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage of each Series, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Investor Certificates of all Series and noted agreement;

           (iv) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Certificates and noted agreement;

            (v) recomputed the amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Certificates, per $1,000 interest, and noted agreement;

           (vi) noted, based on amounts on schedules prepared by the Servicer that none of Series 1994-I, 1994-J, 1994-K, 1994-L, 1995-M,
                1995-N, 1995-O and 1995-P (for the months each respective Series was outstanding during 1995) had a Deficiency of Finance Charge Receivables allocated in respect of the Certificates, and as such, the Excess Finance Charges allocated in respect of the Series 1994-L Certificates was zero;

          (vii) have been informed by management of the Servicer that as of the December 1995 Due Period, Series 1993-G was in controlled amortization. The amount of principal collections was sufficient to cover the amount owed to Series 1993-G Certificateholders during its amortization period, and such, no sharing of Excess Principal Collections occurred as of the end of the December 1995 Due Period;

         (viii) compared the Aggregate Principal Receivables for the Due Period with respect to the applicable Distribution Date (which reflects the Principal Receivables represented by the Exchangeable Seller's Certificate and by the Investor Certificates of all Series) to amounts on schedules prepared by the Servicer and noted agreement for all Certificateholder's Payment Date Statements, except for a difference of $9 and $.02 in the

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 5
March 12, 1996


                January 1995 and May 1995 Certificateholder's Payment Date Statements, respectively, and, according to management of the Servicer, the amounts reflected in the Certificateholder's Payment Date Statements are correct;

           (ix) compared the amount of Principal Receivables in the Trust represented by the Certificates (the "Invested Amount") for the Due Period with respect to the applicable Distribution Date with the amount on schedules prepared by the Servicer and noted agreement;

            (x) recomputed the Invested Percentage with respect to Finance
                Charge Receivables (including Interchange) and Defaulted Receivables for the Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

           (xi) recomputed the Invested Percentage with respect to Principal Receivables for the Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

          (xii) compared the aggregate amount of outstanding balances in the Accounts which were 30 or more days delinquent as of the end of the Due Period for the applicable Distribution Date to amounts accumulated from the computer reports of the Servicer and noted agreement;

         (xiii) recomputed, based on amounts on schedules prepared by the Servicer, the aggregate amount of all Defaulted Receivables written off as uncollectible during the Due Period with respect to the applicable Distribution Date allocable to the Certificates (the "Investor Default Amount") and noted agreement;

          (xiv) compared the amount of the Investor Charge-Offs per $1,000 interest after reimbursement of any such Investor Charge-Offs for the Due Period with respect to the applicable Distribution Date to the applicable amount on schedules prepared by the Servicer and noted agreement;

           (xv) recomputed, based on amounts on schedules prepared by the Servicer, the amount attributable to Investor Charge-Offs, if any, by which the principal balance of the Certificates exceeds

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 6
March 12, 1996


                the Invested Amount as of the end of the day on the Record Date with respect to the applicable Distribution Date and noted agreement;

          (xvi) recomputed the amount of the Monthly Servicing Fee payable from Available Funds payable by the Trust and the Interchange Monthly Service Fee payable to the Servicer for the applicable Distribution Date and noted agreement;

         (xvii) compared the amount, if any, withdrawn from the Cash Collateral Account for the applicable Distribution Date (the "Withdrawal Amount") to the applicable amount on schedules prepared by the Servicer and noted agreement;

        (xviii) compared the amount available to be withdrawn from the Cash
                Collateral Account (the "Available Cash Collateral Amount") as of the end of the day on the applicable Distribution Date, after giving effect to all withdrawals, deposits and payments to be made in respect of the preceding Due Period to the applicable amount on schedules prepared by the Servicer and noted agreement;

          (xix) recomputed the Available Cash Collateral Amount as computed in item (xviii) above as a percentage of the Invested Amount of the Certificates as of the applicable Due Period and noted agreement;

           (xx) recomputed the Pool Factor as defined by Paragraph C. of the Certificateholder's Payment Date Statement and noted agreement; and

          (xxi) have been informed by management of the Servicer that Series 1994-L was not in controlled amortization or rapid amortization through the end of the December 1995 Due Period and, as such, the Deficit Controlled Amortization Amount indicated was zero for all applicable Due Periods on the Certificateholder's Payment Date Statement.

3. We have received representation from management of the Servicer that during all Due Periods in 1995, various instances of mispostings, delays in the posting of cardholder transactions and system problems occurred related to the processing of cardholder payments and other transactions. These instances may have resulted

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 7
March 12, 1996


        in the misstatement of the information included on the reports generated from the cardholder accounting system, as well as the information included in each Monthly Servicer's Certificate and each Certificateholder's Payment Date Statement for each Due Period in 1995. We have also received representation from management of the Servicer that all misstatements were corrected when the adjustment was to the benefit of the cardholder. Management's representation also indicated that the aggregate dollar impact of identified mispostings and delays in the posting of cardholder transactions for the entire securitized Portfolio, which were subsequently corrected in the following month, does not exceed $1,226,000. These mispostings and delays in posting did not result in the forfeiture of finance charge receivables allocable to the Certificateholders. The aggregate dollar impact of system problems for the entire securitized Portfolio was approximately $525,000. Approximately $501,000 remains uncorrected, including the forfeiture of finance charge receivables of approximately $500,000 allocable to the Certificateholders. As finance charge receivables allocated to the Certificateholders exceeded amounts to be paid from this allocation, interest paid to Certificateholders was not affected. In management's opinion, these instances of mispostings, delays in the posting of cardholder transactions and system problems are not material, individually or in the aggregate, to the information disclosed in the respective Monthly Servicer's Certificates and Certificateholder's Payment Date Statements.

The foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards. Also, they would not necessarily reveal matters of significance. Accordingly, we make no representations and express no opinion as to: (1) questions of legal interpretation or the sufficiency of the foregoing procedures for your purposes; (2) the sufficiency of the requirements of the Agreement and the Supplement to the Agreement; and (3) the assumptions set forth in the Agreement and the Supplement to the Agreement.

Because the above procedures do not constitute an audit made in accordance with generally accepted auditing standards, we do not express an opinion on the Monthly Servicer's Certificate and the Certificateholder's Payment Date Statement or any of the elements referred to above. Had we performed additional procedures or had we made an audit of the financial statements of the Servicer in accordance with generally accepted auditing standards, other matters might have come to our attention that would have been reported to you. This letter relates only to the elements specified above and does not extend to any financial statements of the Servicer taken as a whole.

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 8
March 12, 1996



This letter is intended solely for the information of the above addressees in connection with Section 3.06(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, and, without our prior consent, is not to be used, circulated, quoted or otherwise referred to within or without this group for any other purpose. This letter is not to be referred to in whole or in part in any document, except that reference may be made to it in the Form 10-K for the First Chicago Master Trust II.

Very truly yours,

Arthur Andersen LLP

March 12, 1996

Moody's Investors Service, Inc.

Standard and Poor's Corporation

Fitch Investors Service, Inc.

The Industrial Bank of Japan, Limited
 Chicago Branch

FCC National Bank,
 Seller and Servicer

Norwest Bank Minnesota, National
 Association, Trustee on behalf
 of the Certificateholders

    Re:  First Chicago Master Trust II, Series 1995-M

Ladies and Gentlemen:

This letter is written at your request pursuant to Section 3.06(b) of the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented (the "Agreement") between FCC National Bank, Seller and Servicer (the "Servicer") and Norwest Bank Minnesota, National Association, Trustee on behalf of the Certificateholders of the First Chicago Master Trust II (the "Trust"), relating to the issuance by the Trust of $571,428,572 of Floating Rate Credit Card Certificates Series 1995-M ("Series 1995-M"). In connection therewith, we have read Sections 3.04(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, the definitions of terms relating thereto, and such other provisions of the Agreement as we deemed necessary for the purposes of this letter. All terms herein are used with the meaning as defined in the Agreement and Supplement. All amounts indicated as "recomputed" herein were based on information from the computer reports of the Servicer, generated from the cardholder accounting system, or information obtained from the Prospectus.

For purposes of this letter, we performed the following agreed-upon procedures:

    1. With respect to the amounts shown on the Monthly Servicer's Certificates related to the months of April through December, 1995, with respect to Series 1995-M, referred to in Section 3.04(b) of, and Exhibit D to, the Agreement, we:

          (i) compared the aggregate amount of Collections processed for the Due Period for the applicable Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 2
March 12, 1996


            (ii) compared the aggregate amount of Collections allocated to Principal Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

           (iii) compared the aggregate amount of Collections allocated to Finance Charge Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

            (iv) recomputed, based on amounts accumulated from the computer reports of the Servicer, the aggregate Interchange Amounts for the applicable Distribution Date and noted agreement;

             (v) recomputed the Invested Percentage of Collections allocated to Principal Receivables for the Due Period and noted agreement;

            (vi) recomputed the Invested Percentage of Collections allocated to Finance Charge Receivables (including Interchange) for the Due Period and noted agreement;

           (vii) recomputed the Invested Percentage with respect to the Investor Default Amount for the Due Period and noted agreement;

          (viii) compared the aggregate amount of drawings or payments, if any, under the Enhancement, required to be made on the next succeeding Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

            (ix) compared the amount of interest due on the Cash Collateral Account loan required to be paid on the applicable Distribution Date to amounts on schedules prepared by the Servicer and noted agreement; we also noted that Series 1995-M was issued on April 19, 1995, and the interest for the April 1995 Due Period was paid along with the interest from the May 1995 Due Period;

             (x) recomputed the portion of the Monthly Servicing Fee payable from Available Funds and the Interchange Monthly Servicing Fee

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 3
March 12, 1996


                  and summed them to arrive at the Monthly Servicing Fee required to be paid on the next succeeding Distribution Date and noted agreement; we also noted that Series 1995-M was issued on April 19, 1995, and this fee was computed based on a 12-day period for the April 1995 Due Period as well as paid along with the fee from the May 1995 Due Period;

            (xi) recomputed the aggregate amount payable to Investor Certificateholders on the succeeding Distribution Date in respect of interest based upon the number of days in the applicable Interest Period divided by 360 and the applicable Certificate Rate as provided by the Servicer and noted agreement; we also noted that Series 1995-M was issued on April 19, 1995, and this interest was computed based on a 26-day period for the April 1995 Due Period as well as paid along with the interest from the May 1995 Due Period;

           (xii) compared the aggregate amount payable to Investor Certificateholders on the succeeding Distribution Date in respect of principal to amounts on schedules prepared by the Servicer and noted agreement;

          (xiii) recomputed the excess, if any, of the First Chicago Amount over the Aggregate Principal Receivables required to be maintained pursuant to the Agreement and noted agreement;

           (xiv) recomputed the First Chicago Amount for the Due Period divided by Aggregate Principal Receivables for the Due Period and noted agreement;

            (xv) compared the Minimum First Chicago Interest Percentage to the percent found in Section 3 of the Supplement to the Agreement and noted agreement; and

           (xvi) compared the number of newly originated accounts during each preceding calendar month with the corresponding amounts taken from a computer summary report and noted agreement.

2. With respect to the monthly Certificateholder's Payment Date Statements related to the months of April through December, 1995, with respect to Series 1995-M, referred to in Section 5.02(a) of, and Exhibit B to, the

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 4
March 12, 1996



         Supplement to the Agreement dated April 1, 1995, we:

             (i) recomputed the total amount of the distribution to the Class A Certificateholders on the applicable Payment Date, per $1,000 interest, and noted agreement;

            (ii) recomputed the amount of the distribution set forth in paragraph A.1. of the Certificateholder's Payment Date Statement in respect of principal and interest on the Class A Certificates, per $1,000 interest, and noted agreement;

           (iii) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage of each Series, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Investor Certificates of all Series and noted agreement;

            (iv) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Series 1995-M Certificates and noted agreement;

             (v) compared the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Class A Certificates with the amount on schedules prepared by the Servicer and noted agreement;

            (vi) recomputed the amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Class A Certificates, per $1,000 interest, and noted agreement;

           (vii) compared the Excess Spread for the Due Period with respect to the applicable Distribution Date to amounts accumulated from schedules prepared by the Servicer and noted agreement;

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 5
March 12, 1996


          (viii) have been informed by management of the Servicer that there were no Reallocated Principal Collections for the Due Period with respect to the applicable Distribution Date allocated in respect of the Class A Certificates;

            (ix) noted, based on amounts on schedules prepared by the Servicer that none of Series 1994-I, 1994-J, 1994-K, 1995-L, 1995-M,
                  1995-N, 1995-O and 1995-P (for the months each respective Series was outstanding during 1995) had a Deficiency of Finance Charge Receivables allocated in respect of the Certificates, and as such, the Excess Finance Charges allocated in respect of the Series 1995-M Certificates was zero;

             (x) have been informed by management of the Servicer that as of the December 1995 Due Period, Series 1993-G was in controlled amortization. The amount of principal collections was sufficient to cover the amount owed to Series 1993-G Certificateholders during its amortization period, and, as such, no sharing of

                  Excess Principal Collections occurred as of the end of the December 1995 Due Period;

            (xi) compared the Aggregate Principal Receivables for the Due Period with respect to the applicable Distribution Date (which reflects the Principal Receivables represented by the Exchangeable Seller's Certificate and by the Investor Certificates of all Series) to amounts on schedules prepared by the Servicer and noted agreement for all Certificateholder's Payment Date Statements, except for a difference of $9 and $.02 in the January 1995 and May 1995 Certificateholder's Payment Date Statements, respectively, and, according to management of the Servicer, the amounts reflected in the Certificateholder's Payment Date Statements are correct;

           (xii) compared the amount of Principal Receivables in the Trust represented by the Series 1995-M Certificates (the "Invested Amount") for the Due Period with respect to the applicable

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 6
March 12, 1996


                  Distribution Date with the amount on schedules prepared by the Servicer and noted agreement;

          (xiii) compared the amount of the Principal Receivables in the Trust represented by the Class A Certificates (the "Class A Invested Amount") for the Due Period with respect to the applicable Distribution Date with the amount on schedules prepared by the Servicer and noted agreement;

           (xiv) recomputed the Invested Percentage with respect to Finance Charge Receivables (including Interchange) and Defaulted Receivables for the Series 1995-M Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

            (xv) recomputed the Invested Percentage with respect to Principal Receivables for the Series 1995-M Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

           (xvi) recomputed the Class A Floating Percentage and the Class A Principal Percentage for the Due Period with respect to the applicable Distribution Date and noted agreement;

          (xvii) recomputed the Collateral Floating Percentage and the Collateral Principal Percentage for the Due Period with respect to the applicable Distribution Date and noted agreement;

         (xviii) compared the aggregate amount of outstanding balances in the Accounts which were 30 or more days delinquent as of the end of the Due Period for the applicable Distribution Date to amounts accumulated from the computer reports of the Servicer and noted agreement;

           (xix) recomputed, based on amounts on schedules prepared by the Servicer, the aggregate amount of all Defaulted Receivables written off as uncollectible during the Due Period with respect to the applicable Distribution Date allocable to the Series 1995-M Certificates (the "Investor Default Amount") and noted agreement;

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 7
March 12, 1996


            (xx) compared the Class A Investor Default Amount and the Collateral Investor Default Amount to the amounts on schedules prepared by the Servicer and noted agreement;

           (xxi) compared the amount of the Class A Investor Charge-Offs per $1,000 interest after reimbursement of any such Class A Investor Charge-Offs for the Due Period with respect to the applicable Distribution Date to the applicable amount on schedules prepared by the Servicer and noted agreement;

          (xxii) recomputed, based on amounts on schedules prepared by the Servicer, the amount attributable to Class A Investor Charge-Offs, if any, by which the principal balance of the Class A Certificates exceeds the Class A Invested Amount as of the end of the day on the Record Date with respect to the applicable Distribution Date and noted agreement;

         (xxiii) compared the amount of the Collateral Charge-Offs for the Due Period with respect to the applicable Distribution Date to the amount on schedules prepared by the Servicer and noted agreement;

          (xxiv) recomputed the amount of the Monthly Servicing Fee payable from Available Funds by the Trust and the amount of Interchange Monthly Servicing Fee payable to the Servicer for the applicable Distribution Date and noted agreement; we also noted that Series 1995-M was issued on April 19, 1995, and this fee was computed based on a 12-day period for the April 1995 Due Period;

           (xxv) compared the amount, if any, withdrawn from the Cash Collateral Account for the applicable Distribution Date (the "Withdrawal Amount") to the applicable amount on schedules prepared by the Servicer and noted agreement;

          (xxvi) compared the amount available to be withdrawn from the Cash Collateral Account as of the end of the day on the applicable Distribution Date, after giving effect to all withdrawals, deposits and payments to be made on such Distribution Date (the "Available Cash Collateral Amount" for the next

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 8
March 12, 1996


                  Distribution Date) to the applicable amount on schedules prepared by the Servicer and noted agreement;

         (xxvii) recomputed the Available Cash Collateral Amount as computed in item (xxvi) above as a percentage of the Class A Invested Amount of the Certificates after giving effect to all reductions thereof on the applicable Distribution Date and noted agreement;

        (xxviii) compared the Collateral Invested Amount for the applicable Distribution Date to the amount on schedules prepared by the Servicer and noted agreement;

          (xxix) compared the Collateral Invested Amount, after giving effect to all withdrawals, deposits and payments on the applicable Distribution Date to the amount on schedules prepared by the Servicer and noted agreement;

           (xxx) recomputed the total Enhancement for the applicable Distribution Date based on amounts on schedules prepared by the Servicer and noted agreement;

          (xxxi) recomputed the total Enhancement, after giving effect to all withdrawals, deposits and payments, for the applicable Distribution Date based on amounts on schedules prepared by the Servicer and noted agreement;

         (xxxii) recomputed the Pool Factor as defined by Paragraph C. of the Certificateholder's Payment Date Statement and noted agreement; and

        (xxxiii) have been informed by management of the Servicer that Series 1995-M was not in controlled amortization or rapid amortization through the end of the December 1995 Due Period and, as such, the Deficit Controlled Amortization Amount indicated was zero for all applicable Due Periods on the Certificateholder's Payment Date Statement.

3. We have received representation from management of the Servicer that during all Due Periods in 1995 that Series 1995-M was outstanding,

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 9
March 12, 1996


         various instances of mispostings, delays in the posting of cardholder transactions and system problems occurred related to the processing of cardholder payments and other transactions. These instances may have resulted in the misstatement of the information included on the reports generated from the cardholder accounting system, as well as the information included in each Monthly Servicer's Certificate and each Certificateholder's Payment Date Statement for each Due Period in 1995. We have also received representation from management of the Servicer that all misstatements were corrected when the adjustment was to the benefit of the cardholder. Management's representation also indicated that the aggregate dollar impact of identified mispostings and delays in the posting of cardholder transactions for the entire securitized Portfolio, which were subsequently corrected in the following month, does not exceed $1,226,000. These mispostings and delays in posting did not result in the forfeiture of finance charge receivables allocable to the Certificateholders. The aggregate dollar impact of system problems for the entire securitized Portfolio was approximately $525,000. Approximately $501,000 remains uncorrected, including the forfeiture of finance charge receivables of approximately $500,000 allocable to the Certificateholders. As finance charge receivables allocated to the Certificateholders exceeded amounts to be paid from this allocation, interest paid to Certificateholders was not affected. In management's opinion, these instances of mispostings, delays in the posting of cardholder transactions and system problems are not material, individually or in the aggregate, to the information disclosed in the respective Monthly Servicer's Certificates and Certificateholder's Payment Date Statements.

The foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards. Also, they would not necessarily reveal matters of significance. Accordingly, we make no representations and express no opinion as to: (1) questions of legal interpretation or the sufficiency of the foregoing procedures for your purposes; (2) the sufficiency of the requirements of the Agreement and the Supplement to the Agreement; and (3) the assumptions set forth in the Agreement and the Supplement to the Agreement.

Because the above procedures do not constitute an audit made in accordance with generally accepted auditing standards, we do not express an opinion on the Monthly Servicer's Certificate and the Certificateholder's Payment Date Statement or any of the elements referred to above. Had we performed additional procedures or had we made an audit of the financial statements of the Servicer in accordance with generally accepted auditing standards, other matters might have come to our attention that would have been reported to you. This letter

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 10
March 12, 1996


relates only to the elements specified above and does not extend to any financial statements of the Servicer taken as a whole.

This letter is intended solely for the information of the above addressees in connection with Section 3.06(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, and, without our prior consent, is not to be used, circulated, quoted or otherwise referred to within or without this group for any other purpose. This letter is not to be referred to in whole or in part in any document, except that reference may be made to it in the Form 10-K for the First Chicago Master Trust II.

Very truly yours,

Arthur Andersen LLP

March 12, 1996

Moody's Investors Service, Inc.

Standard and Poor's Corporation

Fitch Investors Service, Inc.

The Industrial Bank of Japan, Limited
  Chicago Branch

FCC National Bank,
  Seller and Servicer

Norwest Bank Minnesota, National
  Association, Trustee on behalf
  of the Certificateholders

                Re: First Chicago Master Trust II, Series 1995-N

Ladies and Gentlemen:

This letter is written at your request pursuant to Section 3.06(b) of the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented (the "Agreement") between FCC National Bank, Seller and Servicer (the "Servicer") and Norwest Bank Minnesota, National Association, Trustee on behalf of the Certificateholders of the First Chicago Master Trust II (the "Trust"), relating to the issuance by the Trust of $571,428,572 of Floating Rate Credit Card Certificates Series 1995-N ("Series 1995-N"). In connection therewith, we have read Sections 3.04(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, the definitions of terms relating thereto, and such other provisions of the Agreement as we deemed necessary for the purposes of this letter. All terms herein are used with the meaning as defined in the Agreement and Supplement. All amounts indicated as "recomputed" herein were based on information from the computer reports of the Servicer, generated from the cardholder accounting system, or information obtained from the Prospectus.

For purposes of this letter, we performed the following agreed-upon procedures:

1. With respect to the amounts shown on the Monthly Servicer's Certificates related to the months of April through December, 1995, with respect to Series 1995-N, referred to in Section 3.04(b) of, and Exhibit D to, the Agreement, we:

             (i) compared the aggregate amount of Collections processed for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 2
March 12, 1996


            (ii) compared the aggregate amount of Collections allocated to Principal Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

           (iii) compared the aggregate amount of Collections allocated to Finance Charge Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

            (iv) recomputed, based on amounts accumulated from the computer reports of the Servicer, the aggregate Interchange Amounts for the applicable Distribution Date and noted agreement;

             (v) recomputed the Invested Percentage of Collections allocated to Principal Receivables for the Due Period and noted agreement;

            (vi) recomputed the Invested Percentage of Collections allocated to Finance Charge Receivables (including Interchange) for the Due Period and noted agreement;

           (vii) recomputed the Invested Percentage with respect to the Investor Default Amount for the Due Period and noted agreement;

          (viii) compared the aggregate amount of drawings or payments, if any, under the Enhancement, required to be made on the next succeeding Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

            (ix) compared the amount of interest due on the Cash Collateral Account loan required to be paid on the applicable Distribution Date to amounts on schedules prepared by the Servicer and noted agreement; we also noted that Series 1995-N was issued on April 19, 1995, and the interest for the April 1995 Due Period was paid along with the interest from the May 1995 Due Period;

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 3
March 12, 1996




             (x) recomputed the portion of the Monthly Servicing Fee payable from Available Funds and the Interchange Monthly Servicing Fee and summed them to arrive at the Monthly Servicing Fee required to be paid on the next succeeding Distribution Date and noted agreement; we also noted that Series 1995-N was issued on April 19, 1995, and this fee was computed based on a 12-day period for the April 1995 Due Period as well as paid along with the fee from the May 1995 Due Period;

            (xi) recomputed the aggregate amount payable to Investor Certificateholders on the succeeding Distribution Date in respect of interest based upon the number of days in the applicable Interest Period divided by 360 and the applicable Certificate Rate as provided by the Servicer and noted agreement; we also noted that Series 1995-N was issued on April 19, 1995, and this interest was computed based on a 26-day period for the April 1995 Due Period as well as paid along with the interest from the May 1995 Due Period;

           (xii) compared the aggregate amount payable to Investor Certificateholders on the succeeding Distribution Date in respect of principal to amounts on schedules prepared by the Servicer and noted agreement;

          (xiii) recomputed the excess, if any, of the First Chicago Amount over the Aggregate Principal Receivables required to be maintained pursuant to the Agreement and noted agreement;

           (xiv) recomputed the First Chicago Amount for the Due Period divided by Aggregate Principal Receivables for the Due Period and noted agreement;

            (xv) compared the Minimum First Chicago Interest Percentage to the percent found in Section 3 of the Supplement to the Agreement and noted agreement; and

           (xvi) compared the number of newly originated accounts during each preceding calendar month with the corresponding amounts taken from a computer summary report and noted agreement.

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 4
March 12, 1996


2. With respect to the monthly Certificateholder's Payment Date Statements related to the months of April through December, 1995, with respect to Series 1995-N, referred to in Section 5.02(a) of, and Exhibit B to, the Supplement to the Agreement dated April 1, 1995, we:

             (i) recomputed the total amount of the distribution to the Class A Certificateholders on the applicable Payment Date, per $1,000 interest, and noted agreement;

            (ii) recomputed the amount of the distribution set forth in paragraph A.1. of the Certificateholder's Payment Date Statement in respect of principal and interest on the Class A Certificates, per $1,000 interest, and noted agreement;

           (iii) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage of each Series, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Investor Certificates of all Series and noted agreement;

            (iv) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Series 1995-N Certificates and noted agreement;

             (v) compared the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Class A Certificates with the amount on schedules prepared by the Servicer and noted agreement;

            (vi) recomputed the amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Class A Certificates, per $1,000 interest, and noted agreement;

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 5
March 12, 1996


           (vii) compared the Excess Spread for the Due Period with respect to the applicable Distribution Date to amounts accumulated from schedules prepared by the Servicer and noted agreement;

          (viii) have been informed by management of the Servicer that there were no Reallocated Principal Collections for the Due Period with respect to the applicable Distribution Date allocated in respect of the Class A Certificates;

            (ix) noted, based on amounts on schedules prepared by the Servicer that none of Series 1994-I, 1994-J, 1994-K, 1994-L, 1995-M,
                  1995-N, 1995-O and 1995-P (for the months each respective Series was outstanding during 1995) had a Deficiency of Finance Charge Receivables allocated in respect of the Certificates, and as such, the Excess Finance Charges allocated in respect of the Series 1995-N Certificates was zero;

             (x) have been informed by management of the Servicer that as of the December 1995 Due Period, Series 1993-G was in controlled amortization. The amount of principal collections was sufficient to cover the amount owed to Series 1993-G Certificateholders during its amortization period, and, as such, no sharing of Excess Principal Collections occurred as of the end of the December 1995 Due Period;

            (xi) compared the Aggregate Principal Receivables for the Due Period with respect to the applicable Distribution Date (which reflects the Principal Receivables represented by the Exchangeable Seller's Certificate and by the Investor Certificates of all Series) to amounts on schedules prepared by the Servicer and noted agreement for all Certificateholder's Payment Date Statements, except for a difference of $9 and $.02 in the January 1995 and May 1995 Certificateholder's Payment Date Statements, respectively, and, according to management of the Servicer, the amounts reflected in the Certificateholder's Payment Date Statements are correct;

           (xii) compared the amount of Principal Receivables in the Trust represented by the Series 1995-N Certificates (the "Invested Amount") for the Due Period with respect to the applicable Distribution Date with the amount on schedules prepared by the Servicer and noted agreement;

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 6
March 12, 1996


          (xiii) compared the amount of Principal Receivables in the Trust represented by the Class A Certificates (the "Class A Invested Amount") for the Due Period with respect to the applicable Distribution Date with the amount on schedules prepared by the Servicer and noted agreement;

           (xiv) recomputed the Invested Percentage with respect to Finance Charge Receivables (including Interchange) and Defaulted Receivables for the Series 1995-N Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

            (xv) recomputed the Invested Percentage with respect to Principal Receivables for the Series 1995-N Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

           (xvi) recomputed the Class A Floating Percentage and the Class A Principal percentage for the Due Period with respect to the applicable Distribution Date and noted agreement;

          (xvii) recomputed the Collateral Floating Percentage and the Collateral Principal Percentage for the Due Period with respect to the applicable Distribution Date and noted agreement;

         (xviii) compared the aggregate amount of outstanding balances in the Accounts which were 30 or more days delinquent as of the end of the Due Period for the applicable Distribution Date to amounts accumulated from the computer reports of the Servicer and noted agreement;

           (xix) recomputed, based on amounts on schedules prepared by the Servicer, the aggregate amount of all Defaulted Receivables written off as uncollectible during the Due Period with respect to the applicable Distribution Date allocable to the Series 1995-N

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 7
March 12, 1996




                  Certificates (the "Investor Default Amount") and noted agreement;

            (xx) compared the Class A Investor Default Amount and the Collateral Investor Default Amount to the amounts on schedules prepared by the Servicer and noted agreement;

           (xxi) compared the amount of the Class A Investor Charge-Offs per $1,000 interest after reimbursement of any such Class A Investor Charge-Offs for the Due Period with respect to the applicable Distribution Date to the applicable amount on schedules prepared by the Servicer and noted agreement;

          (xxii) recomputed, based on amounts on schedules prepared by the Servicer, the amount attributable to Class A Investor Charge-Offs, if any, by which the principal balance of the Certificates exceeds the Class A Invested Amount as of the end of the day on the Record Date with respect to the applicable Distribution Date and noted agreement;

         (xxiii) compared the amount of the Collateral Charge-Offs for the Due Period with respect to the applicable Distribution Date to the amount on schedules prepared by the Servicer and noted agreement;

          (xxiv) recomputed the amount of the Monthly Servicing Fee payable from Available Funds by the Trust and the amount of the Interchange Monthly Servicing Fee payable to the Servicer for the applicable Distribution Date and noted agreement; we also noted that Series 1995-N was issued on April 19, 1995, and this fee was computed based on a 12-day period for the April 1995 Due Period;

         (xxv) compared the amount, if any, withdrawn from the Cash Collateral Account for the applicable Distribution Date (the "Withdrawal Amount") to the applicable amount on schedules prepared by the Servicer and noted agreement;

         (xxvi) compared the amount available to be withdrawn from the Cash Collateral Account as of the end of the day on the applicable Distribution Date, after giving effect to all withdrawals, deposits and payments to be made on such Distribution Date (the "Available Cash Collateral Amount" for the next Distribution Date) to the applicable amount on schedules prepared by the Servicer and noted agreement;

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 8
March 12, 1996


          (xxvii) recomputed the Available Cash Collateral Amount as computed in item (xxvi) above as a percentage of the Class A Invested Amount of the Certificates, after giving effect to all reductions thereof on the applicable Distribution Date and noted agreement;

        (xxviii) compared the Collateral Invested Amount for the applicable Distribution Date to the amount on schedules prepared by the Servicer and noted agreement;

          (xxix) compared the Collateral Invested Amount, after giving effect to all withdrawals, deposits and payments on the applicable Distribution Date to the amount on schedules prepared by the Servicer and noted agreement;

           (xxx) recomputed the total Enhancement for the applicable Distribution Date based on amounts on schedules prepared by the Servicer and noted agreement;

          (xxxi) recomputed the total Enhancement, after giving effect to all withdrawals, deposits and payments, for the applicable Distribution Date based on amounts on schedules prepared by the Servicer and noted agreement;

         (xxxii) recomputed the Pool Factor as defined by Paragraph C. of the Certificateholder's Payment Date Statement and noted agreement; and

        (xxxiii) have been informed by management of the Servicer that Series 1995-N was not in controlled amortization or rapid amortization through the end of the December 1995 Due Period and, as such, the Deficit Controlled Amortization Amount indicated was zero for all applicable Due Periods on the Certificateholder's Payment Date Statement.

3. We have received representation from management of the Servicer that during all Due Periods in 1995 that Series 1995-N was outstanding, various instances of mispostings, delays in the posting of cardholder transactions and system problems occurred related to the processing of cardholder payments and other transactions. These instances may have resulted in the misstatement of the information included on the reports generated from the cardholder accounting system, as well as the information included in each Monthly Servicer's Certificate and each Certificateholder's Payment Date Statement for each Due Period in 1995.

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 9
March 12, 1996


         We have also received representation from management of the Servicer that all misstatements were corrected when the adjustment was to the benefit of the cardholder. Management's representation also indicated that the aggregate dollar impact of identified mispostings and delays in the posting of cardholder transactions for the entire securitized Portfolio, which were subsequently corrected in the following month, does not exceed $1,226,000. These mispostings and delays in posting did not result in the forfeiture of finance charge receivables allocable to the Certificateholders. The aggregate dollar impact of system problems for the entire securitized Portfolio was approximately $525,000. Approximately $501,000 remains uncorrected, including the forfeiture of finance charge receivables of approximately $500,000 allocable to the Certificateholders. As finance charge receivables allocated to the Certificateholders exceeded amounts to be paid from this allocation, interest paid to Certificateholders was not affected. In management's opinion, these instances of mispostings, delays in the posting of cardholder transactions and system problems are not material, individually or in the aggregate, to the information disclosed in the respective Monthly Servicer's Certificates and Certificateholder's Payment Date Statements.

The foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards. Also, they would not necessarily reveal matters of significance. Accordingly, we make no representations and express no opinion as to: (1) questions of legal interpretation or the sufficiency of the foregoing procedures for your purposes; (2) the sufficiency of the requirements of the Agreement and the Supplement to the Agreement; and (3) the assumptions set forth in the Agreement and the Supplement to the Agreement.

Because the above procedures do not constitute an audit made in accordance with generally accepted auditing standards, we do not express an opinion on the Monthly Servicer's Certificate and the Certificateholder's Payment Date Statement or any of the elements referred to above. Had we performed additional procedures or had we made an audit of the financial statements of the Servicer in accordance with generally accepted auditing standards, other matters might have come to our attention that would have been reported to you. This letter relates only to the elements specified above and does not extend to any financial statements of the Servicer taken as a whole.

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 10
March 12, 1996


This letter is intended solely for the information of the above addressees in connection with Section 3.06(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, and, without our prior consent, is not to be used, circulated, quoted or otherwise referred to within or without this group for any other purpose. This letter is not to be referred to in whole or in part in any document, except that reference may be made to it in the Form 10-K for the First Chicago Master Trust II.

Very truly yours,

Arthur Andersen LLP

March 12, 1996

Moody's Investors Service, Inc.

Standard and Poor's Corporation

Fitch Investors Service, Inc.

Credit Suisse
  New York Branch

FCC National Bank,
  Seller and Servicer

Norwest Bank Minnesota, National
  Association, Trustee on behalf
  of the Certificateholders

Alpine Securitization Corporation

                Re: First Chicago Master Trust II, Series 1995-O

Ladies and Gentlemen:

This letter is written at your request pursuant to Section 3.06(b) of the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented (the "Agreement") between FCC National Bank, Seller and Servicer (the "Servicer") and Norwest Bank Minnesota, National Association, Trustee on behalf of the Certificateholders of the First Chicago Master Trust II (the "Trust"), relating to the issuance by the Trust of $571,428,572 of Floating Rate Credit Card Certificates Series 1995-O ("Series 1995-O"). In connection therewith, we have read Sections 3.04(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, the definitions of terms relating thereto, and such other provisions of the Agreement as we deemed necessary for the purposes of this letter. All terms herein are used with the meaning as defined in the Agreement and Supplement. All amounts indicated as "recomputed" herein were based on information from the computer reports of the Servicer, generated from the cardholder accounting system, or information obtained from the Prospectus.

For purposes of this letter, we performed the following agreed-upon procedures:

1. With respect to the amounts shown on the Monthly Servicer's Certificates related to the months of June through December, 1995, with respect to Series 1995-O, referred to in Section 3.04(b) of, and Exhibit D to, the Agreement, we:

            (i) compared the aggregate amount of Collections processed for the
                Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 2
March 12, 1996


           (ii) compared the aggregate amount of Collections allocated to Principal Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

          (iii) compared the aggregate amount of Collections allocated to Finance Charge Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

           (iv) recomputed, based on amounts accumulated from the computer reports of the Servicer, the aggregate Interchange Amounts for the applicable Distribution Date and noted agreement;

            (v) recomputed the Invested Percentage of Collections allocated to
                Principal Receivables for the Due Period and noted agreement;

           (vi) recomputed the Invested Percentage of Collections allocated to Finance Charge Receivables (including Interchange) for the Due Period and noted agreement;

          (vii) recomputed the Invested Percentage with respect to the Investor Default Amount for the Due Period and noted agreement;

         (viii) compared the aggregate amount of drawings or payments, if any, under the Enhancement, required to be made on the next succeeding Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

           (ix) compared the amount of interest due on the Cash Collateral Account loan required to be paid on the applicable Distribution Date to amounts on schedules prepared by the Servicer and noted agreement; we also noted that Series 1995-O was issued on June 15, 1995, and the interest for the June 1995 Due period was paid along with the interest from the July 1995 Due Period;

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 3
March 12, 1996


            (x) recomputed the portion of the Monthly Servicing Fee payable from
                Available Funds and the Interchange Monthly Servicing Fee and summed them to arrive at the Monthly Servicing Fee required to be paid on the next succeeding Distribution Date and noted agreement; we also noted that Series 1995-O was issued on June 15, 1995, and this fee was computed based on a 16-day period for the June 1995 Due Period as well as paid along with the fee from the July 1995 Due Period;

           (xi) recomputed the aggregate amount payable to Investor Certificateholders on the succeeding Distribution Date in respect of interest based upon the number of days in the applicable Interest Period divided by 360 and the applicable Certificate Rate as provided by the Servicer and noted agreement; we also noted that Series 1995-O was issued on June
                15, 1995, and this interest was computed based on a 32-day period for the June 1995 Due Period as well as paid along with the interest from the July 1995 Due Period;

          (xii) compared the aggregate amount payable to Investor
                Certificateholders on the succeeding Distribution Date in respect of principal to amounts on schedules prepared by the Servicer and noted agreement;

         (xiii) recomputed the excess, if any, of the First Chicago Amount over the Aggregate Principal Receivables required to be maintained pursuant to the Agreement and noted agreement;

          (xiv) recomputed the First Chicago Amount for the Due Period divided by Aggregate Principal Receivables for the Due Period and noted agreement;

           (xv) compared the Minimum First Chicago Interest Percentage to the percent found in Section 3 of the Supplement to the Agreement and noted agreement; and

          (xvi) compared the number of newly originated accounts during each preceding calendar month with the corresponding amounts taken from a computer summary report and noted agreement.

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 4
March 12, 1996


2. With respect to the monthly Certificateholder's Payment Date Statements related to the months of June through December, 1995, with respect to Series 1995-O, referred to in Section 5.02(a) of, and Exhibit B to, the Supplement to the Agreement dated June 1, 1995, we:

            (i) recomputed the total amount of the distribution to the Class A
                Certificateholders on the applicable Payment Date, per $1,000 interest, and noted agreement;

           (ii) recomputed the amount of the distribution set forth in paragraph
                A.1. of the Certificateholder's Payment Date Statement in respect of principal and interest on the Class A Certificates, per $1,000 interest, and noted agreement;

          (iii) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage of each Series, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Investor Certificates of all Series and noted agreement;

           (iv) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Series 1995-O Certificates and noted agreement;

            (v) compared the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Class A Certificates with the amount on schedules prepared by the Servicer and noted agreement;

           (vi) recomputed the amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Class A Certificates, per $1,000 interest, and noted agreement;

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 5
March 12, 1996


          (vii) compared the Excess Spread for the Due Period with respect to the applicable Distribution Date to amounts accumulated from schedules prepared by the Servicer and noted agreement;

         (viii) have been informed by management of the Servicer that there were no Reallocated Principal Collections for the Due Period with respect to the applicable Distribution Date allocated in respect of the Class A Certificates;

           (ix) noted, based on amounts on schedules prepared by the Servicer that none of Series 1994-I, 1994-J, 1994-K, 1995-L, 1995-M,
                1995-N, 1995-O and 1995-P (for the months each respective Series was outstanding during 1995) had a Deficiency of Finance Charge Receivables allocated in respect of the Certificates, and as such, the Excess Finance Charges allocated in respect of the Series 1995-O Certificates was zero;

            (x) have been informed by management of the Servicer that as of the
                December 1995 Due Period, Series 1993-G was in controlled amortization. The amount of principal collections was sufficient to cover the amount owed to Series 1993-G Certificateholders during its amortization period, and, as such, no sharing of Excess Principal Collections occurred as of the end of the December 1995 Due Period;

           (xi) compared the Aggregate Principal Receivables for the Due Period with respect to the applicable Distribution Date (which reflects the Principal Receivables represented by the Exchangeable Seller's Certificate and by the Investor Certificates of all Series) to amounts on schedules prepared by the Servicer and noted agreement for all Certificateholder's Payment Date Statements, except for a difference of $9 and $.02 in the January 1995 and May 1995 Certificateholder's Payment Date Statements, respectively, and, according to management of the Servicer, the amounts reflected in the Certificateholder's Payment Date Statements are correct;

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 6
March 12, 1996



          (xii) compared the amount of Principal Receivables in the Trust represented by the Series 1995-O Certificates (the "Invested Amount") for the Due Period with respect to the applicable Distribution Date with the amount on schedules prepared by the Servicer and noted agreement;

         (xiii) compared the amount of the Principal Receivables in the Trust represented by the Class A Certificates (the "Class A Invested Amount") for the Due Period with respect to the applicable Distribution Date with the amount on schedules prepared by the Servicer and noted agreement;

          (xiv) recomputed the Invested Percentage with respect to Finance Charge Receivables (including Interchange) and Defaulted Receivables for the Series 1995-O Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

           (xv) recomputed the Invested Percentage with respect to Principal Receivables for the Series 1995-O Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

          (xvi) recomputed the Class A Floating Percentage and the Class A Principal Percentage for the Due Period with respect to the applicable Distribution Date and noted agreement;

         (xvii) recomputed the Collateral Floating Percentage and the Collateral Principal Percentage for the Due Period with respect to the applicable Distribution Date and noted agreement;

        (xviii) compared the aggregate amount of outstanding balances in the Accounts which were 30 or more days delinquent as of the end of the Due Period for the applicable Distribution Date to amounts accumulated from the computer reports of the Servicer and noted agreement;

          (xix) recomputed, based on amounts on schedules prepared by the Servicer, the aggregate amount of all Defaulted Receivables written off as uncollectible during the Due Period with respect to the applicable Distribution Date allocable to the Series 1995-O Certificates (the "Investor Default Amount") and noted agreement;

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 7
March 12, 1996


           (xx) compared the Class A Investor Default Amount and the Collateral Investor Default Amount to the amounts on schedules prepared by the Servicer and noted agreement;

          (xxi) compared the amount of the Class A Investor Charge-Offs per $1,000 interest after reimbursement of any such Class A Investor Charge-Offs for the Due Period with respect to the applicable Distribution Date to the applicable amount on schedules prepared by the Servicer and noted agreement;

         (xxii) recomputed, based on amounts on schedules prepared by the Servicer, the amount attributable to Class A Investor Charge-Offs, if any, by which the principal balance of the Certificates exceeds the Class A Invested Amount as of the end of the day on the Record Date with respect to the applicable Distribution Date and noted agreement;

        (xxiii) compared the amount of the Collateral Charge-Offs for the Due
                Period with respect to the applicable Distribution Date to the amount on schedules prepared by the Servicer and noted agreement;

         (xxiv) recomputed the amount of the Monthly Servicing Fee payable from Available Funds by the Trust and the amount of the Interchange Monthly Servicing Fee payable to the Servicer for the applicable Distribution Date and noted agreement; we also noted that Series 1995-O was issued on June 15, 1995, and this fee was computed based on a 16-day period for the June 1995 Due Period;

          (xxv) compared the amount, if any, withdrawn from the Cash Collateral Account for the applicable Distribution Date (the "Withdrawal Amount") to the applicable amount on schedules prepared by the Servicer and noted agreement;

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 8
March 12, 1996


         (xxvi) compared the amount available to be withdrawn from the Cash Collateral Account as of the end of the day on the applicable Distribution Date, after giving effect to all withdrawals, deposits and payments to be made on such Distribution Date (the "Available Cash Collateral Amount" for the next Distribution
                Date) to the applicable amount on schedules prepared by the Servicer and noted agreement;

        (xxvii) recomputed the Available Cash Collateral Amount as computed in item (xxvi) above as a percentage of the Class A Invested Amount of the Certificates after giving effect to all reductions thereof on the applicable Class A Distribution Date and noted agreement;

       (xxviii) compared the Collateral Invested Amount for the applicable
                Distribution Date to the amount on schedules prepared by the Servicer and noted agreement;

         (xxix) compared the Collateral Invested Amount, after giving effect to all withdrawals, deposits and payments on the applicable Distribution Date to the amount on schedules prepared by the Servicer and noted agreement;

          (xxx) recomputed the total Enhancement for the applicable Distribution Date based on amounts on schedules prepared by the Servicer and noted agreement;

         (xxxi) recomputed the total Enhancement, after giving effect to all withdrawals, deposits and payments, for the applicable Distribution Date based on amounts on schedules prepared by the Servicer and noted agreement;

        (xxxii) recomputed the Pool Factor as defined by Paragraph C. of the Certificateholder's Payment Date Statement and noted agreement; and

       (xxxiii) have been informed by management of the Servicer that Series
                1995-O was not in controlled amortization or rapid amortization through the end of the December 1995 Due Period and, as such, the Deficit Controlled Amortization Amount indicated was zero for all applicable Due Periods on the Certificateholder's Payment Date Statement.

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 9
March 12, 1996



3. We have received representation from management of the Servicer that during all Due Periods in 1995 that Series 1995-O was outstanding, various instances of mispostings, delays in the posting of cardholder transactions and system problems occurred related to the processing of cardholder payments and other transactions. These instances may have resulted in the misstatement of the information included on the reports generated from the cardholder accounting system, as well as the information included in each Monthly Servicer's Certificate and each Certificateholder's Payment Date Statement for each Due Period in 1995. We have also received representation from management of the Servicer that all misstatements were corrected when the adjustment was to the benefit of the cardholder. Management's representation also indicated that the aggregate dollar impact of identified mispostings and delays in the posting of cardholder transactions for the entire securitized Portfolio, which were subsequently corrected in the following month, does not exceed $1,226,000. These mispostings and delays in posting did not result in the forfeiture of finance charge receivables allocable to the Certificateholders. The aggregate dollar impact of system problems for the entire securitized Portfolio was approximately $525,000. Approximately $501,000 remains uncorrected, including the forfeiture of finance charge receivables of approximately $500,000 allocable to the Certificateholders. As finance charge receivables allocated to the Certificateholders exceeded amounts to be paid from this allocation, interest paid to Certificateholders was not affected. In management's opinion, these instances of mispostings, delays in the posting of cardholder transactions and system problems are not material, individually or in the aggregate, to the information disclosed in the respective Monthly Servicer's Certificates and Certificateholder's Payment Date Statements.

The foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards. Also, they would not necessarily reveal matters of significance. Accordingly, we make no representations and express no opinion as to: (1) questions of legal interpretation or the sufficiency of the foregoing procedures for your purposes; (2) the sufficiency of the requirements of the Agreement and the Supplement to the Agreement; and (3) the assumptions set forth in the Agreement and the Supplement to the Agreement.

Because the above procedures do not constitute an audit made in accordance with generally accepted auditing standards, we do not express an opinion on the Monthly Servicer's Certificate and the Certificateholder's Payment

FCC National Bank
Norwest Bank Minnesota,
  National Association
Page 10
March 12, 1996



Date Statement or any of the elements referred to above. Had we performed additional procedures or had we made an audit of the financial statements of the Servicer in accordance with generally accepted auditing standards, other matters might have come to our attention that would have been reported to you. This letter relates only to the elements specified above and does not extend to any financial statements of the Servicer taken as a whole.

This letter is intended solely for the information of the above addressees in connection with Section 3.06(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, and, without our prior consent, is not to be used, circulated, quoted or otherwise referred to within or without this group for any other purpose. This letter is not to be referred to in whole or in part in any document, except that reference may be made to it in the Form 10-K for the First Chicago Master Trust II.

Very truly yours,

Arthur Andersen LLP

March 12, 1996

Moody's Investors Service, Inc.

Standard and Poor's Corporation

Fitch Investors Service, Inc.

Credit Suisse
  New York Branch

FCC National Bank,
  Seller and Servicer

Norwest Bank Minnesota, National
  Association, Trustee on behalf
  of the Certificateholders

Alpine Securitization Corporation

                Re: First Chicago Master Trust II, Series 1995-P

Ladies and Gentlemen:

This letter is written at your request pursuant to Section 3.06(b) of the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented (the "Agreement") between FCC National Bank, Seller and Servicer (the "Servicer") and Norwest Bank Minnesota, National Association, Trustee on behalf of the Certificateholders of the First Chicago Master Trust II (the "Trust"), relating to the issuance by the Trust of $571,428,572 of Floating Rate Credit Card Certificates Series 1995-P ("Series 1995-P"). In connection therewith, we have read Sections 3.04(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, the definitions of terms relating thereto, and such other provisions of the Agreement as we deemed necessary for the purposes of this letter. All terms herein are used with the meaning as defined in the Agreement and Supplement. All amounts indicated as "recomputed" herein were based on information from the computer reports of the Servicer, generated from the cardholder accounting system, or information obtained from the Prospectus.

For purposes of this letter, we performed the following agreed-upon procedures:

1. With respect to the amounts shown on the Monthly Servicer's Certificates related to the months of June through December, 1995, with respect to Series 1995-P, referred to in Section 3.04(b) of, and Exhibit D to, the Agreement, we:

             (i) compared the aggregate amount of Collections processed for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

FCC National Bank

Norwest Bank Minnesota,
  National Association
Page 2
March 12, 1996


            (ii) compared the aggregate amount of Collections allocated to Principal Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

           (iii) compared the aggregate amount of Collections allocated to Finance Charge Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

            (iv) recomputed, based on amounts accumulated from the computer reports of the Servicer, the aggregate Interchange Amounts for the applicable Distribution Date and noted agreement;

             (v) recomputed the Invested Percentage of Collections allocated to Principal Receivables for the Due Period and noted agreement;

            (vi) recomputed the Invested Percentage of Collections allocated to Finance Charge Receivables (including Interchange) for the Due Period and noted agreement;

           (vii) recomputed the Invested Percentage with respect to the Investor Default Amount for the Due Period and noted agreement;

          (viii) compared the aggregate amount of drawings or payments, if any, under the Enhancement, required to be made on the next succeeding Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

            (ix) compared the amount of interest due on the Cash Collateral Account loan required to be paid on the applicable Distribution Date to amounts on schedules prepared by the Servicer and noted agreement; we also noted that Series 1995-P was issued on June 15, 1995, and the interest for the June 1995 Due Period was paid along with the interest from the July 1995 Due Period;

             (x) recomputed the portion of the Monthly Servicing Fee payable from Available Funds and the Interchange Monthly Servicing Fee and summed them to arrive at the Monthly Servicing Fee required to be paid on the next succeeding Distribution Date

FCC National Bank

Norwest Bank Minnesota,
  National Association
Page 3
March 12, 1996


                  and noted agreement; we also noted that Series 1995-P was issued on June 15, 1995, and this fee was computed based on a 16-day period for the June 1995 Due Period as well as paid along with the fee from the July 1995 Due Period;

            (xi) recomputed the aggregate amount payable to Investor Certificateholders on the succeeding Distribution Date in respect of interest based upon the number of days in the applicable Interest Period divided by 360 and the applicable Certificate Rate as provided by the Servicer and noted agreement; we also noted that Series 1995-P was issued on June 15, 1995, and this interest was computed based on a 32-day period for the June 1995 Due Period as well as paid along with the interest from the July 1995 Due Period;

           (xii) compared the aggregate amount payable to Investor Certificateholders on the succeeding Distribution Date in respect of principal to amounts on schedules prepared by the Servicer and noted agreement;

          (xiii) recomputed the excess, if any, of the First Chicago Amount over the Aggregate Principal Receivables required to be maintained pursuant to the Agreement and noted agreement;

           (xiv) recomputed the First Chicago Amount for the Due Period divided by Aggregate Principal Receivables for the Due Period and noted agreement;

            (xv) compared the Minimum First Chicago Interest Percentage to the percent found in Section 3 of the Supplement to the Agreement and noted agreement; and

           (xvi) compared the number of newly originated accounts during each preceding calendar month with the corresponding amounts taken from a computer summary report and noted agreement.

FCC National Bank

Norwest Bank Minnesota,
  National Association
Page 4
March 12, 1996


2. With respect to the monthly Certificateholder's Payment Date Statements related to the months of June through December, 1995, with respect to Series 1995-P, referred to in Section 5.02(a) of, and Exhibit B to, the Supplement to the Agreement dated June 1, 1995, we:

             (i) recomputed the total amount of the distribution to the Class A Certificateholders on the applicable Payment Date, per $1,000 interest, and noted agreement;

            (ii) recomputed the amount of the distribution set forth in paragraph A.1. of the Certificateholder's Payment Date Statement in respect of principal and interest on the Class A Certificates, per $1,000 interest, and noted agreement;

           (iii) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage of each Series, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Investor Certificates of all Series and noted agreement;

            (iv) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Series 1995-P Certificates and noted agreement;

             (v) compared the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Class A Certificates with the amount on schedules prepared by the Servicer and noted agreement;

            (vi) recomputed the amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Class A Certificates, per $1,000 interest, and noted agreement;

FCC National Bank

Norwest Bank Minnesota,
  National Association
Page 5
March 12, 1996


           (vii) compared the Excess Spread for the Due Period with respect to the applicable Distribution Date to amounts accumulated from schedules prepared by the Servicer and noted agreement;

          (viii) have been informed by management of the Servicer that there were no Reallocated Principal Collections for the Due Period with respect to the applicable Distribution Date allocated in respect of the Class A Certificates;

            (ix) noted, based on amounts on schedules prepared by the Servicer that none of Series 1994-I, 1994-J, 1994-K, 1994-L, 1995-M,
                  1995-N, 1995-O and 1995-P (for the months each respective Series was outstanding during 1995) had a Deficiency of Finance Charge Receivables allocated in respect of the Certificates, and as such, the Excess Finance Charges allocated in respect of the Series 1995-P Certificates was zero;

             (x) have been informed by management of the Servicer that as of the December 1995 Due Period, Series 1993-G was in controlled amortization. The amount of principal collections was sufficient to cover the amount owed to Series 1993-G Certificateholders during its amortization period, and, as such, no sharing of Excess Principal Collections occurred as of the end of the December 1995 Due Period.

            (xi) compared the Aggregate Principal Receivables for the Due Period with respect to the applicable Distribution Date (which reflects the Principal Receivables represented by the Exchangeable Seller's Certificate and by the Investor Certificates of all Series) to amounts on schedules prepared by the Servicer and noted agreement for all Certificateholder's Payment Date Statements, except for a difference of $9 and $.02 in the January 1995 and May 1995 Certificateholder's Payment Date Statements, respectively, and, according to management of the Servicer, the amounts reflected in the Certificateholder's Payment Date Statements are correct;

           (xii) compared the amount of Principal Receivables in the Trust represented by the Series 1995-P Certificates (the "Invested Amount") for the Due Period with respect to the applicable Distribution Date with the amount on schedules prepared by the Servicer and noted agreement;

FCC National Bank

Norwest Bank Minnesota,
  National Association
Page 6
March 12, 1996


          (xiii) compared the amount of Principal Receivables in the Trust represented by the Class A Certificates (the "Class A Invested Amount") for the Due Period with respect to the applicable Distribution Date with the amount on schedules prepared by the Servicer and noted agreement;

           (xiv) recomputed the Invested Percentage with respect to Finance Charge Receivables (including Interchange) and Defaulted Receivables for the Series 1995-P Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

            (xv) recomputed the Invested Percentage with respect to Principal Receivables for the Series 1995-P Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

           (xvi) recomputed the Class A Floating Percentage and the Class A Principal percentage for the Due Period with respect to the applicable Distribution Date and noted agreement;

          (xvii) recomputed the Collateral Floating Percentage and the Collateral Principal Percentage for the Due Period with respect to the applicable Distribution Date and noted agreement;

         (xviii) compared the aggregate amount of outstanding balances in the Accounts which were 30 or more days delinquent as of the end of the Due Period for the applicable Distribution Date to amounts accumulated from the computer reports of the Servicer and noted agreement;

           (xix) recomputed, based on amounts on schedules prepared by the Servicer, the aggregate amount of all Defaulted Receivables written off as uncollectible during the Due Period with respect to the applicable Distribution Date allocable to the Series 1995-P Certificates (the "Investor Default Amount") and noted agreement;

FCC National Bank

Norwest Bank Minnesota,
  National Association
Page 7
March 12, 1996


            (xx) compared the Class A Investor Default Amount and the Collateral Investor Default Amount to the amounts on schedules prepared by the Servicer and noted agreement;

           (xxi) compared the amount of the Class A Investor Charge-Offs per $1,000 interest after reimbursement of any such Class A Investor Charge-Offs for the Due Period with respect to the applicable Distribution Date to the applicable amount on schedules prepared by the Servicer and noted agreement;

          (xxii) recomputed, based on amounts on schedules prepared by the Servicer, the amount attributable to Class A Investor Charge-Offs, if any, by which the principal balance of the Certificates exceeds the Class A Invested Amount as of the end of the day on the Record Date with respect to the applicable Distribution Date and noted agreement;

         (xxiii) compared the amount of the Collateral Charge-Offs for the Due Period with respect to the applicable Distribution Date to the amount on schedules prepared by the Servicer and noted agreement;

          (xxiv) recomputed the amount of the Monthly Servicing Fee payable from Available Funds by the Trust and the amount of the Interchange Monthly Servicing Fee payable to the Servicer for the applicable Distribution Date and noted agreement; we also noted that Series 1995-P was issued on June 15, 1995, and this fee was computed based on a 16-day period for the June 1995 Due Period;

           (xxv) compared the amount, if any, withdrawn from the Cash Collateral Account for the applicable Distribution Date (the "Withdrawal Amount") to the applicable amount on schedules prepared by the Servicer and noted agreement;

          (xxvi) compared the amount available to be withdrawn from the Cash Collateral Account as of the end of the day on the applicable Distribution Date, after giving effect to all withdrawals, deposits and payments to be made on such Distribution Date (the "Available Cash Collateral Amount" for the next Distribution Date) to the applicable amount on schedules prepared by the Servicer and noted agreement;

FCC National Bank

Norwest Bank Minnesota,
  National Association
Page 8
March 12, 1996


         (xxvii) recomputed the Available Cash Collateral Amount as computed in item (xxvi) above as a percentage of the Class A Invested Amount of the Certificates, after giving effect to all reductions thereof on the applicable Distribution Date and noted agreement;

        (xxviii) compared the Collateral Invested Amount for the applicable Distribution Date to the amount on schedules prepared by the Servicer and noted agreement;

          (xxix) compared the Collateral Invested Amount, after giving effect to all withdrawals, deposits and payments on the applicable Distribution Date to the amount on schedules prepared by the Servicer and noted agreement;

           (xxx) recomputed the total Enhancement for the applicable Distribution Date based on amounts on schedules prepared by the Servicer and noted agreement;

          (xxxi) recomputed the total Enhancement, after giving effect to all withdrawals, deposits and payments, for the applicable Distribution Date based on amounts on schedules prepared by the Servicer and noted agreement;

         (xxxii) recomputed the Pool Factor as defined by Paragraph C of the Certificateholder's Payment Date Statement and noted agreement; and

        (xxxiii) have been informed by management of the Servicer that Series 1995-P was not in controlled amortization or rapid amortization through the end of the December 1995 Due Period and, as such, the Deficit Controlled Amortization Amount indicated was zero for all applicable Due Periods on the Certificateholder's Payment Date Statement.

3. We have received representation from management of the Servicer that during all Due Periods in 1995 that Series 1995-P was outstanding, various instances of mispostings, delays in the posting of cardholder transactions and system problems occurred related to the processing of cardholder payments and other transactions. These instances may have resulted in the misstatement of the information included on the reports generated from the cardholder accounting system, as well as the information included in each Monthly Servicer's Certificate and each Certificateholder's Payment Date Statement for each Due Period in 1995.

FCC National Bank

Norwest Bank Minnesota,
  National Association
Page 9
March 12, 1996


         We have also received representation from management of the Servicer that all misstatements were corrected when the adjustment was to the benefit of the cardholder. Management's representation also indicated that the aggregate dollar impact of identified mispostings and delays in the posting of cardholder transactions for the entire securitized Portfolio, which were subsequently corrected in the following month, does not exceed $1,226,000. These mispostings and delays in posting did not result in the forfeiture of finance charge receivables allocable to the Certificateholders. The aggregate dollar impact of system problems for the entire securitized Portfolio was approximately $525,000. Approximately $501,000 remains uncorrected, including the forfeiture of finance charge receivables of approximately $500,000 allocable to the Certificateholders. As finance charge receivables allocated to the Certificateholders exceeded amounts to be paid from this allocation, interest paid to Certificateholders was not affected. In management's opinion, these instances of mispostings, delays in the posting of cardholder transactions and system problems are not material, individually or in the aggregate, to the information disclosed in the respective Monthly Servicer's Certificates and Certificateholder's Payment Date Statements.

The foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards. Also, they would not necessarily reveal matters of significance. Accordingly, we make no representations and express no opinion as to: (1) questions of legal interpretation or the sufficiency of the foregoing procedures for your purposes; (2) the sufficiency of the requirements of the Agreement and the Supplement to the Agreement; and (3) the assumptions set forth in the Agreement and the Supplement to the Agreement.

Because the above procedures do not constitute an audit made in accordance with generally accepted auditing standards, we do not express an opinion on the Monthly Servicer's Certificate and the Certificateholder's Payment Date Statement or any of the elements referred to above. Had we performed additional procedures or had we made an audit of the financial statements of the Servicer in accordance with generally accepted auditing standards, other matters might have come to our attention that would have been reported to you. This letter relates only to the elements specified above and does not extend to any financial statements of the Servicer taken as a whole.

FCC National Bank

Norwest Bank Minnesota,
  National Association
Page 10
March 12, 1996


This letter is intended solely for the information of the above addressees in connection with Section 3.06(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, and, without our prior consent, is not to be used, circulated, quoted or otherwise referred to within or without this group for any other purpose. This letter is not to be referred to in whole or in part in any document, except that reference may be made to it in the Form 10-K for the First Chicago Master Trust II.

Very truly yours,

Arthur Andersen LLP